*Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4)
and 240.24b-2

Exhibit 10.1

ASSET SALE AGREEMENT

between

DIVERSA CORPORATION

and

GLAXO WELLCOME, S.A.

Dated as of July 18, 2003

TABLE OF CONTENTS

LIST OF EXHIBITS

Exhibit 1            ASSIGNED PROGRAM PATENTS

Exhibit 2           ASSIGNED PROGRAM KNOW HOW

Exhibit 3            REGISTRATION RIGHTS AGREEMENT

Exhibit 4            OTHER MATERIALS

Exhibit 5            IRREVOCABLE BILL OF SALE

Exhibit 6            ASSIGNMENT OF PATENT RIGHTS

Exhibit 7            REPRESENTATIVES FOR KNOWLEDGE

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ASSET SALE AGREEMENT

         THIS ASSET SALE AGREEMENT is made as of this 18th day of July, 2003 (the “Effective Date”) by and between

         (1)        GLAXO WELLCOME, S.A., a corporation organized under the laws of Spain, whose registered office is at Poligono Industrial Allendeduero, Avenida de Estrmadura, 3, Aranda de Duero, Burgos, Spain (“GSK”),

         and

         (2)        DIVERSA CORPORATION, a corporation organized under the laws of the state of Delaware with its principal offices at 4955 Directors Place, San Diego, CA 92121 (“DIVERSA”).

BACKGROUND

         A.  WHEREAS, GSK has rights in the Assigned Program Intellectual Property and has certain physical amounts of the Antifungal Compounds and Other Materials (each as hereinafter defined); and

         B.   WHEREAS, DIVERSA desires to purchase and GSK desires to sell to DIVERSA all of GSK’s right, title and interest in and to the Assigned Program Intellectual Property and the Antifungal Compounds and Other Materials, subject to GSK’s rights to retain certain physical amounts of the Antifungal Compounds and Other Materials, on the terms and conditions stated in this Agreement.

         NOW, THEREFORE, in consideration of the promises and the mutual covenants, agreements and representations herein contained and intending to be legally bound, GSK and DIVERSA agree as follows:

SECTION 1

DEFINITIONS AND INTERPRETATION

          1.1        Definitions.  Where used in this Agreement, in addition to capitalized terms defined on first use herein, the following words or phrases shall have the meanings set forth below:

                       1.1.1        “Affiliate” in relation to any Person means any Person that controls, is controlled by or is under common control with that Person. For the purposes of this definition, the term “control” means (i) beneficial and/or legal ownership of at least fifty percent (50%) or more of the outstanding voting securities of a company or other business organisation with voting securities (or such percentage as required under any particular jurisdiction to confer controlling powers through ownership of voting securities broadly equivalent to the controlling powers attendant on ownership of at least fifty percent (50%) or more of outstanding voting securities in a United States corporation), (ii) a fifty percent (50%) or greater interest in the net assets or profits of a partnership or other business organisation without voting securities, or (iii)

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the ability, whether directly or indirectly, to direct the affairs, management or policies of any such Person; provided, however, that Innovase LLC, a Delaware limited liability company in which DIVERSA owns a 50% interest shall not be considered an Affiliate for purposes of this Agreement.

                       1.1.2        “Agreement” means this Asset Sale Agreement, together with the Exhibits attached hereto, each of which is hereby incorporated by reference herein, and any instrument amending this Agreement in accordance with Section 10.5.

                       1.1.3        “Antifungal Compounds” means the following sordarin antifungal agents known internally at GSK by the following internal research and development compound numbers: [*].

                       1.1.4        “Assigned Program” means the research activities conducted by GSK and its Affiliates (and/or their predecessors, as applicable) on or prior to the Closing Date that relate exclusively to the Antifungal Compounds [*].

                       1.1.5        “Assigned Program Intellectual Property” means, collectively, the Assigned Program Patents and the Assigned Program Know How.

                       1.1.6        “Assigned Program Know How” means all Know How of GSK or its Affiliates, to the extent it relates exclusively to the Antifungal Compounds or the Assigned Program, including, but not limited to, the information set forth on Exhibit 2, in each case to the extent the same is not in the public domain. Notwithstanding the foregoing or anything else contained in this Agreement, “Assigned Program Know How” shall not be construed to include any commercial information, including, without limitation, legal opinions prepared for GSK or its Affiliates by in-house or external legal counsel, information in nature of an internal expression of GSK’s opinion in relation to commercial potential of the Antifungal Compounds or strategic plan or review or any subject matter of the like, such as without limitation, any committee minutes or other documents prepared for or as a result of such committee meetings commenting on the Assigned Program and for internal use only at GSK or any of its Affiliates; nor shall it be deemed to include Know How of GSK or its Affiliates which does not relate exclusively to the Antifungal Compounds or the Assigned Program, [*].

                       1.1.7        “Assigned Program Patents” means those Patents which are specifically listed in Exhibit 1 or which claim priority to the same.

                       1.1.8        “Assumed Liabilities” shall have the meaning set forth in Section 2.2.1.

                       1.1.9        “Books and Records” means all material communications between GSK or any of its Affiliates and governmental patent offices, the internal patent file and the invention disclosure documents of GSK or any of its Affiliates, as kept by GSK’s or any such Affiliate’s corporate intellectual property department, if any, in both cases to the extent the same relates exclusively to the Assigned Program Patents. Notwithstanding the foregoing or anything else contained in this Agreement, “Books and Records” shall not be construed to include any legal

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opinions prepared for GSK or any of its Affiliates by in-house or external legal counsel or any information that is in the nature of an internal expression of GSK’s or any of its Affiliates’ opinion in relation to the Antifungal Compounds or strategic plan or review or any subject matter of the like, such as without limitation, any of GSK’s or any of its Affiliates’ committee minutes or other documents prepared for or as a result of such committee meetings commenting on the Assigned Program and intended for internal use only at GSK or any of its Affiliates.

                       1.1.10        “Claims” shall have the meaning set forth in Section 7.1.

                       1.1.11        “Closing Date” means the date provided for in Section 4.1 or such other date as the Parties shall mutually agree.

                       1.1.12        “Closing” means the closing procedures to take place on the Closing Date as envisaged by Section 4.

                       1.1.13        “Common Stock” means the common stock of DIVERSA, par value $0.001 per share.

                       1.1.14        “Confidential Information” means all information that would reasonably be regarded as of a confidential or commercially sensitive nature by the Party to which the information relates or the Party (or its relevant Affiliate) to whom the information belongs, including, without limitation, any matter relating to or arising in connection with this Agreement, the Transactions or the business or affairs of the Parties and their Affiliates. For the purpose of clarification, prior to the Closing Date, the information included in the Purchased Assets shall be deemed the Confidential Information of GSK, and from and after the Closing Date shall be deemed the Confidential Information of DIVERSA.

                       1.1.15        “Confidential Data Package” means that certain Confidential Data Package entitled: [*] provided by GSK to DIVERSA prior to the Closing Date.

                       1.1.16        “Confidentiality Agreement” shall have the meaning set forth in Section 6.6.

                       1.1.17        “Copies” shall have the meaning set forth in Section 4.3.2(4).

                       1.1.18        “Dollars” and the sign “$” shall mean the lawful money of the United States of America.

                       1.1.19        “DIVERSA” shall have the meaning set forth in the Preamble.

                       1.1.20        “DIVERSA Indemnified Parties” shall have the meaning set forth in Section 7.1.

                       1.1.21        “Effective Date” shall have the meaning set forth in the Preamble.

                       1.1.22        “Fair Market Value” shall have the meaning set forth in Section 3.1.

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                       1.1.23        “GGL” means Glaxo Group Limited, a limited company incorporated in England and Wales, whose registered office is Glaxo Wellcome House, Berkeley Avenue, Greenford, Middlesex UB6 0NN, England.

                       1.1.24        Governmental Body” means any: (a) nation, principality, state, commonwealth, province, territory, county, municipality, district or other similar jurisdiction; (b) federal, state, local, municipal, foreign or other government; (c) governmental authority (including any governmental division, subdivision, department, agency, bureau, branch, office, commission, council, board, instrumentality, officer, official, representative, organization, unit, body or other entity); (d) multi-national organization or body established under the auspices of an internationally recognized organization (such as WIPO, the WHO, The United Nations etc.); (e) individual, entity or body or (f) court or tribunal, in each case which has competent jurisdiction and which is legally entitled to exercise any executive, legislative, judicial, administrative, regulatory or taxing authority or power of any nature.

                       1.1.25        “GSK” shall have the meaning set forth in the Preamble.

                       1.1.26        “GSK Indemnified Parties” shall have the meaning set forth in Section 7.2.

                       1.1.27        “GSK Research Purposes” means any and all of GSK’s and/or its Affiliates’ internal research and discovery programs (for the purposes of this definition, “internal research and discovery programs” shall be defined as the [*]. The foregoing shall include those uses to the extent they are conducted by a Third Party for and/or on behalf of GSK or any of its Affiliates, regardless of whether at the facilities of GSK or its Affiliates or at the facilities of such Third Party, to the extent appropriate protections on material transfer and use of the Antifungal Compounds and Other Materials consistent with this Agreement are agreed to by the Third Party supplier.

                       1.1.28        “Hold Harmless Covenant” shall have the meaning set forth in Section 7.5.

                       1.1.29        “Intellectual Property” or “Intellectual Property Rights” means, as the context admits or requires, one or both of Patents and Know How and the rights related thereto.

                       1.1.30        “Issued Patents” shall have the meaning set forth in the definition of “Patents” in this Section 1.

                       1.1.31        “Intellectual Property Invention Claim” shall have the meaning set forth in Section 2.2.4.

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                       1.1.32        “Know How” means all scientific or technical data, know-how and information, including without limitation and by way of illustration data, reports, processes, methods, know-how, trade secrets, formulae, compound structures, discoveries, developments, designs, techniques, specifications, inventions, and other scientific or technical data or information. Until such time as any particular Issued Patent has issued in accordance with the terms of a Patent Application or such Patent Application has been published, the term “Know How” shall be deemed to include all inventions described and/or claimed in such Patent Application.

                       1.1.33        “Knowledge” shall mean [*].

                       1.1.34        “Laboratory Notebooks” means the certain scientific laboratory notebooks owned by GSK or its Affiliates which contain, amongst other information proprietary to GSK and its Affiliates, Assigned Program Intellectual Property and information which has been created by GSK’s or its Affiliates’ personnel who worked on the Assigned Program and which relates to the Assigned Program Intellectual Property.

                       1.1.35        “Losses” shall have the meaning set forth in Section 7.1.

                       1.1.36        “NASDAQ” shall mean the Nasdaq National Market System.

                       1.1.37        “Obligated Party” shall have the meaning set forth in Section 6.1.

                       1.1.38        “Other Materials” means the materials listed in Exhibit 4; provided that DIVERSA acknowledges that such materials listed on Exhibit 4 are not intended to confer upon DIVERSA any additional intellectual property rights, other than as expressly contemplated by the transfer of the Assigned Program Intellectual Property under this Agreement.

                       1.1.39        “Owning Party” shall have the meaning set forth in Section 6.1.

                       1.1.40        “Party” or “Parties” means GSK or DIVERSA or, as the context requires or admits, both GSK and DIVERSA.

                       1.1.41        “Patent Applications” shall have the meaning set forth in the definition of “Patents” in this Section 1.

                       1.1.42        “Patents” means (a) issued and existing letters patent, U.S. and foreign, including extensions (whether arising from patent or regulatory law), supplemental protection certificates, registrations, confirmations, reissues, reexaminations or renewals, and all foreign equivalents thereof (all of the foregoing described in this clause (a), collectively “Issued Patents”); and (b) pending patent applications, U.S. and foreign, including any provisional, continuation, divisional, continuation-in-part or division thereof, or any substitute or further application therefor or foreign equivalent thereof (all of the foregoing described in this clause (b), collectively “Patent Applications”), and (c) all Issued Patents arising from Patent Applications.

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                       1.1.43       “Person” means an individual, a partnership, a joint venture, a corporation, a trust, an estate, an unincorporated organization, or any other entity or any department or agency thereof.

                       1.1.44       “Permitted Request” shall have the meaning set forth in Section 4.3.2(4).

                       1.1.45       “Purchase Consideration” means the purchase consideration payable for the Purchased Assets in the manner provided for in Section 3.

                       1.1.46       “Purchased Assets” means all those assets, tangible, intangible and mixed that are sold by GSK and purchased by DIVERSA pursuant to this Agreement, as specifically defined in Section 2.1.

                       1.1.47       “Purchased Assets Physical Transfer” shall have the meaning set forth in Section 4.3.1.

                       1.1.48       “Purchased Asset Acquisition Statement” shall have the meaning set forth in Section 3.3.

                       1.1.49       “Registration Rights Agreement” means that certain Registration Rights Agreement executed on the Closing Date, an unexecuted copy of which is attached as Exhibit 3.

                       1.1.50       “Statement of Allocation” shall have the meaning set forth in Section 3.3.

                       1.1.51       “Third Party(ies)” means any Person other than a Party to this Agreement or an Affiliate of any Party to this Agreement.

                       1.1.52       “Time of Closing” means 1:00 P.M. (Eastern daylight time) on the Closing Date or such other time and date as the Parties shall mutually agree at which time the Parties are to deliver the closing documents and other deliverables to the extent required in Section 4.2.

                       1.1.53       “Time of Delivery” shall have the meaning set forth in Section 4.3.1.

                       1.1.54       “Trading Day” means a day in which NASDAQ is open for trading.

                       1.1.55       “Transactions” means the transactions contemplated by this Agreement and the Registration Rights Agreement.

          1.2        Interpretation.

                       1.2.1     In this Agreement, where the context admits or requires, and unless otherwise specifically provided herein (a) words importing the singular number only shall include the plural and vice versa, (b) words importing a specific gender shall include the other gender, (c) references to Persons shall include their heirs, executors, administrators or assigns as the case may be, (d) references to “including” means “including but not limited to”, and “herein”, “hereof”, and “hereunder” refer to this Agreement as a whole, and (e) any reference to a number of “days” hereunder shall refer to calendar days.

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                       1.2.2     The division of this Agreement into Sections and the insertion of headings are for convenience of reference only and shall not affect the interpretation hereof. References to statutory provisions shall (unless otherwise expressly provided) be construed as references to those provisions as in effect as at the date of this Agreement.

                       1.2.3     To the extent that any obligation of GSK under this Agreement is satisfied by any of its Affiliates, such obligations shall be deemed to have been satisfied by GSK.

SECTION 2

PURCHASED ASSETS

          2.1        Assets to be Sold and Purchased.   Subject to all of the terms and conditions of this Agreement, at the Time of Closing, GSK shall sell and assign to DIVERSA, and DIVERSA shall purchase from GSK, all right, title and interest of GSK in and to the assets listed below in Sections 2.1.1 through 2.1.4, and which are referred to hereinafter collectively as the “Purchased Assets”:

                       2.1.1     the Assigned Program Intellectual Property;

                       2.1.2     the Antifungal Compounds and the Other Materials listed in Exhibit 4, [*]

                       2.1.3     the Books and Records; and

                       2.1.4     all rights and claims or causes of action against Third Parties relating to any of the assets listed in the foregoing subsections 2.1.1 through 2.1.3 arising from or based on events or circumstances occurring or existing or omissions to act occurring prior to the Time of Closing.

GSK shall transfer to DIVERSA, and DIVERSA shall acquire from GSK possession of, the Purchased Assets in accordance with the terms and conditions of Section 4.3. It is expressly understood and agreed by DIVERSA that no license is granted hereunder by GSK under any Intellectual Property Rights or other rights of any Third Party. Notwithstanding that certain Assigned Program Intellectual Property will be contained in certain of the Laboratory Notebooks, and without prejudice to the preceding provisions of this Section 2.1 and to Section 4.3.2, the original Laboratory Notebooks will not be provided by GSK to DIVERSA on or after the Closing Date, but rather retained by GSK in accordance with its group document retention policy from time to time.

          2.2        Assumption of Liabilities.

                       2.2.1     Without prejudice to the provisions of Section 5 and Section 7, DIVERSA shall be responsible for (and GSK shall have no responsibility for) all liabilities after the Time of Closing or the Time of Delivery, as applicable, related to the Purchased Assets or the use of the Purchased Assets (the “Assumed Liabilities”) including, without limitation, any Losses (as defined in Section 7.1) arising from [*]

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[*] related to (a) events which occurred after the Time of Closing or (b) products made or sold by DIVERSA, its Affiliates, sublicensees or assignees after the Time of Closing. DIVERSA’s obligations with respect to the Assumed Liabilities relating to any specific Purchased Asset or the use of any specific Purchased Asset shall apply after the later to occur of the Time of Closing or the Time of Delivery for that specific Purchased Asset.

                       2.2.2     Except as expressly set forth in Section 2.2.1, the Assumed Liabilities shall exclude liabilities directly related to actions taken or omissions to act by GSK or its Affiliates or any of their respective subcontractors whether prior to or after the Time of Closing or the Time of Delivery, as applicable, based upon GSK’s or GSK’s Affiliates or their subcontractors use of the Antifungal Compounds, Other Materials and Assigned Program Intellectual Property for GSK Research Purposes, unless any such action or omission to act by GSK or its Affiliate or any of their respective subcontractors was requested by DIVERSA, or came about as a result of any breach of this Agreement by DIVERSA or to the extent of DIVERSA’s or its Affiliates’ negligence or willful misconduct.

                       2.2.3     For the avoidance of doubt, GSK shall not be liable for [*] related to products made, used or sold by DIVERSA, its Affiliates or sublicensees or assignees.

                       2.2.4     Without prejudice to the provisions of Sections 5 and 7 and the foregoing, GSK shall pay and discharge all liabilities related to actions taken or omissions to act by GSK or its Affiliates or any of their respective subcontractors prior to the Time of Closing or the Time of Delivery, as applicable, in respect of the Purchased Assets; provided, however, without prejudice to the provisions of Sections 5 and 7, GSK shall not have any obligation to indemnify any DIVERSA Indemnified Party (as defined in Section 7.1) with respect to [*]. For clarification and by way of illustration, [*].

SECTION 3

PURCHASE CONSIDERATION

          3.1        Purchase Consideration.   As the total Purchase Consideration payable to GSK hereunder for the Purchased Assets, DIVERSA shall issue to GGL an amount of shares of Common Stock having an aggregate Fair Market Value at the Closing Date of [*] or such other higher value representing a rounding up to the next unit of Common Stock in the event there is a fraction of a unit of Common Stock resulting from the amount of shares calculated. Such shares shall be issued to GGL on the

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Closing Date. The “Fair Market Value” of the Common Stock shall be deemed to be the [*] as reported by NASDAQ for the [*] immediately preceding the Closing Date.

          3.2        Transfer Taxes.   DIVERSA shall be responsible for and shall pay all sales taxes, documentary transfer taxes or other transfer taxes assessed it as purchaser of the Purchased Assets. GSK shall be responsible for and shall pay all sales taxes, documentary transfer taxes or other transfer taxes assessed it as seller of the Purchased Assets. GSK shall also be responsible for and shall pay all U.S. federal, foreign, state or local taxes payable on any income or gain resulting from the sale of the Purchased Assets to DIVERSA, including any withholding taxes imposed in lieu of taxes on income or gain. DIVERSA and GSK shall cooperate, at DIVERSA’s cost and expense, in the timely making and filing of all filings, tax returns, reports and forms as may be required with respect to the sales taxes, documentary taxes or other transfer taxes assessed to DIVERSA as purchaser of the Purchased Assets. DIVERSA and GSK shall cooperate, at GSK’s cost and expense, in the timely making and filing of all filings, tax returns, reports and forms as may be required with respect to the sales taxes, documentary transfer taxes or other transfer taxes assessed GSK as seller of the Purchased Assets or assessed GSK with respect to any US federal, foreign, state or local taxes payable on any income or gain resulting from the sale of the Purchased Assets to DIVERSA, including any withholding taxes imposed in lieu of taxes on income or gain.

          3.3        Allocation of the Purchase Consideration.   DIVERSA and GSK, to the extent applicable, recognize their mutual obligations pursuant to Section 1060 of the Internal Revenue Code of 1986, as amended, to timely file IRS Form 8594 with each of their respective federal income tax returns (the “Purchased Asset Acquisition Statement”). Accordingly, to the extent applicable, DIVERSA and GSK agree to cooperate in the preparation of the Purchased Asset Acquisition Statement for the timely filing in each of their respective federal income tax returns. If applicable, prior to [*] after the Closing Date, DIVERSA shall prepare and deliver to GSK a proposed statement of allocation setting forth an allocation of the Purchase Consideration among the Purchased Assets in accordance with the provisions of Section 1060 of the Code (the “Statement of Allocation”). If GSK approves the Statement of Allocation, then, unless otherwise prohibited by law, all foreign, federal, state and local income tax returns of DIVERSA and GSK shall be filed consistently with the allocations made pursuant to the Statement of Allocation. If GSK does not approve the Statement of Allocation, DIVERSA and GSK shall make good faith efforts to agree on the allocation of the consideration among the Purchased Assets. If DIVERSA and GSK, after good faith negotiations, cannot agree on the allocation of the consideration within [*] following the Closing Date, then no Statement of Allocation shall be prepared, and each Party shall prepare and file its tax returns in accordance with its own allocations.

SECTION 4

CLOSING

          4.1        Closing Date, Time and Place.   The transfer of title to the Purchased Assets and the closing of the Transactions shall occur on the Effective Date (“Closing Date”) at or before

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the Time of Closing and shall occur or be deemed to have occurred at the offices of GSK located at Renaissance Center, King of Prussia, Pennsylvania.

          4.2        Closing Arrangements.   At the Closing:

                        4.2.1     GSK’s Delivery of Closing Documents.   At the Closing, GSK shall deliver or cause to be delivered to DIVERSA four (4) originals or facsimiles (with originals to follow) of each of the following, in each case duly executed by GSK (or, in the case of the Registration Rights Agreement, by GGL):

                                   (1)      this Agreement;

                                   (2)      the Registration Rights Agreement;

                                   (3)      an Irrevocable Bill of Sale substantially in the form of Exhibit 5 attached hereto and incorporated herein by reference; and

                                   (4)      an Assignment of Patent Rights substantially in the form of Exhibit 6 attached hereto and incorporated herein by reference, regarding all of GSK’s right, title and interest in the Assigned Program Patents, in form and substance suitable for filing with, and acceptance by, the U.S. Patent and Trademark Office.

                        4.2.2     DIVERSA Payment of Purchase Consideration and Delivery of Closing Documents.   At the Closing, DIVERSA shall deliver or cause to be delivered to GSK:

                                  (1)      the Common Stock certificates issued to GGL evidencing the Purchase Consideration pursuant to the terms of Section 3, which shall contain appropriate legends relating to transfer restrictions under applicable securities laws. To the extent this is not practicable immediately at the Closing, the requirements for delivery of the Common Stock certificates shall be fulfilled by DIVERSA as soon as reasonably practicable by DIVERSA but in any event no later than ten (10) days after Closing;

                                  (2)      four (4) originals or facsimiles (with originals to follow) of this Agreement duly executed by DIVERSA; and

                                  (3)      four (4) originals or facsimiles (with originals to follow) of the Registration Rights Agreement, duly executed by DIVERSA.

          4.3        Transfer after Closing Date.

                        4.3.1     Purchased Assets Physical Transfer.   As soon as reasonably practicable and within [*] after the Closing Date, GSK shall deliver to DIVERSA certain physical quantities of the Antifungal Compounds and Other Materials described in Section 2.1.2, the Books and Records, and binders containing the Assigned Program Know How substantially in the form that was made available to DIVERSA by GSK or its Affiliates for review during its due diligence review prior to the Closing Date (the “Purchased Assets Physical Transfer”). The Purchased Assets Physical Transfer shall be effected by GSK’s delivery of the foregoing Purchased Assets at GSK’s reasonable cost and expense pursuant to written instructions as to

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requested timing and delivery location (but not as to format) specified by DIVERSA to GSK and reasonably acceptable to GSK; provided that such obligations shall be subject to DIVERSA providing reasonable cooperation to facilitate receipt of such deliveries. Notwithstanding that title to the Purchased Assets transfers to DIVERSA at the Time of Closing, risk of loss with respect to the Purchased Assets transfers to DIVERSA only at the time of delivery (the “Time of Delivery”) to DIVERSA of the Purchased Assets at the delivery location specified by DIVERSA in its written instructions to GSK, and any failure by GSK to deliver the Purchased Assets to DIVERSA in accordance with such written instructions, to the extent such failure results in Losses (as defined in Section 7.1) to DIVERSA, shall be indemnifiable by GSK to the extent set forth in Section 7. Export duties and customs clearance with respect to the transfer of the Purchased Assets shall be the joint responsibility of GSK and DIVERSA. After the Closing, DIVERSA shall be responsible for all costs related to the recordation and perfection of the sale and assignment of the Purchased Assets and DIVERSA shall bear all costs and fees imposed by applicable laws and regulations and Governmental Bodies related thereto and all postage costs related thereto.

                        4.3.2    Assigned Program Intellectual Property Transfer.

                                 (1)      For a period of [*] after the Closing Date, GSK shall in good faith provide DIVERSA reasonable access to its scientists employed by GSK or its Affiliates who have worked on the Assigned Program to enable those scientists to transfer such of the Assigned Program Know How as may not have been delivered and/or was not able to be delivered to DIVERSA as part of the Purchased Assets Physical Transfer. Advice and assistance shall otherwise be conducted by email and telephone, which the Parties acknowledge shall be the means by which technology transfer other than under the Purchased Assets Physical Transfer is to be effected.

                                 (2)      Notwithstanding the foregoing, GSK and its Affiliates shall, for a period of [*] after the Closing Date, ensure that DIVERSA obtains from GSK and its Affiliates, as applicable, [*] within a reasonable period of time after receipt of the written request of DIVERSA, generally not to exceed [*] (such target lead time not taking into consideration the possibility that, during certain times within the [*] after the Closing Date, request levels may be higher than average necessitating a longer lead time), for specific information relating to certain topics selected by DIVERSA, subject to redaction of [*] and, in the event that any such information is not redacted, such information shall be subject to the confidentiality obligations of DIVERSA pursuant to the provisions of Section 6; provided that for the information of GSK [*] which is obtained by DIVERSA due to non-redaction under this Section 4.3.2(2), Section 6.5 shall be deemed to extend the confidentiality obligations of DIVERSA under Section 6 indefinitely for such information, except to the extent such information ceases to be deemed Confidential Information pursuant to Sections 6.1(i), (iii) or (iv). It is acknowledged that any requests made for information under this Section 4.3.2(2) which are in progress at the end of the end of the [*] after the Closing Date shall be pursued for a reasonable period after such [*].

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                                 (3)      At the reasonable request of DIVERSA after the Closing Date, GSK shall execute all assignment and other documents and take all other actions necessary or appropriate to record and perfect the transfer to DIVERSA in accordance with this Agreement of all of GSK’s right, title and interest in any Purchased Assets throughout the world, and shall cause its applicable Affiliates and employees and contractors to make such assignments and take such other actions as may be necessary or appropriate to effect the ownership of the Purchased Assets by DIVERSA in accordance with this Section 4.3.2. DIVERSA shall bear the sole responsibility for all costs in connection with such activities and documentation.

                                 (4)      At any time [*] may, at its option, propose an [*] reasonably acceptable to [*] (such acceptance not to be unreasonably withheld or refused by [*]), or, in [*], any other [*] proposed by [*] to [*], at [*], a [*] of the [*] that then are in [*] only pursuant to a [*]. Once such [*] has been accepted by [*] and [*] for the purposes of this Section 4.3.2(4), then [*] after [*] has received [*] shall [*] in the [*]. At any time after such [*] have been [*] shall have the right to [*] of the [*] that is within the [*] to the extent the same is to be [*] under the [*]. [*] of any [*], including [*]. As soon as reasonably practicable after [*] shall [*] for purposes of this Agreement. In the event that [*], if made, would [*] shall, within [*] regarding the [*] pursuant to a [*] of the [*] that contain [*] that are applicable to the [*] and that are [*] for the [*], and, following such [*] shall use it [*] to ensure that [*] as soon as reasonably practicable thereafter [*] that are [*], subject to [*] of [*] that is [*]. [*] shall [*] to the [*] to it pursuant to the [*] as soon as [*]. In the event that [*], if made, would constitute [*] shall utilize the [*] set forth in [*] to attempt to [*] and that would, if made, constitute a [*] for purposes

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of this Agreement, and, if [*], thereafter the foregoing provisions of this Section 4.3.2(4) relating to [*] shall [*] for any of [*], but shall not [*] any of [*], and [*] shall be [*]. For purposes of this Agreement, [*] means a [*] in accordance with [*].

SECTION 5

REPRESENTATIONS AND WARRANTIES

          5.1        Representations and Warranties of DIVERSA.   DIVERSA hereby represents and warrants to GSK at the Time of Closing, and acknowledges that GSK is relying on such representations and warranties in connection with the Transactions, that:

                        5.1.1      Incorporation, Organization and Qualification of DIVERSA.   DIVERSA is a corporation duly incorporated, validly existing and in good standing under the law of the jurisdiction of its incorporation, and has the corporate power to own or lease its property and to carry on its business as now being conducted by it and to execute, deliver and perform this Agreement.

                        5.1.2      Corporate Action.   This Agreement, and any other agreements and instruments executed by DIVERSA in connection with the Transactions are the valid and binding obligations of DIVERSA, enforceable in accordance with their respective terms, subject to bankruptcy, insolvency or similar laws of general application affecting the enforcement of rights of creditors, and subject to equitable principles limiting rights to specific performance or other equitable remedies, and subject to the effect of federal and state securities laws on the enforceability of indemnification provisions relating to liabilities arising under such laws. The execution, delivery and performance of this Agreement and any other agreement and instruments executed by DIVERSA in connection with the Transactions have been duly authorized by DIVERSA by all necessary corporate action. DIVERSA has the full legal right, power and authority to enter into and perform the Transactions, without need for DIVERSA to obtain any

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consent, approval, authorization, license or order of, or give any notice to or make any filing with, any Governmental Body or other Person. This Agreement has been duly executed and delivered by DIVERSA and, as of the Closing Date, each of the other agreements to be entered into in connection herewith and to which DIVERSA is a Party have been duly and validly executed and delivered by DIVERSA.

                        5.1.3      No Default.   The execution, delivery and performance of this Agreement by DIVERSA and the consummation by DIVERSA of the Transactions hereby do not conflict with any provision of the corporate charter or By-Laws of DIVERSA, and do not contravene, conflict with or result in a violation of any law, regulation, order, judgment or decree to which DIVERSA or any of its properties is subject.

                        5.1.4      Due Diligence.   DIVERSA has utilized its own expertise to analyze and evaluate the value of the Purchased Assets based upon the information provided to DIVERSA by GSK and has solely relied on such analysis and evaluations, along with the representations and warranties of GSK contained in Section 5.2, in deciding to enter into this Agreement.

                        5.1.5      Litigation Matters.   There is no pending proceeding against DIVERSA or any of its Affiliates, and, to DIVERSA’s knowledge, no Person has threatened to commence any proceeding, at law or in equity or by or before any Governmental Body that challenges, or may have the effect of preventing, delaying or making illegal or otherwise interfering with, any of the Transactions.

          5.2        Representations and Warranties of GSK.   GSK hereby represents and warrants to DIVERSA at the Time of Closing, and acknowledges that DIVERSA is relying on such representations and warranties in connection with the Transactions, that:

                        5.2.1      Incorporation, Organization and Qualification of GSK.   GSK is a corporation duly incorporated, validly existing and in good standing under the laws of Spain, and has the corporate power to own or lease its property and to carry on the business now being conducted by it and to execute, deliver and perform this Agreement.

                        5.2.2      Corporate Action.   This Agreement, and any other agreements and instruments executed by GSK in connection with the Transactions are the valid and binding obligations of GSK, enforceable in accordance with their respective terms, subject to bankruptcy, insolvency or similar laws of general application affecting the enforcement of rights of creditors, and subject to equitable principles limiting rights to specific performance or other equitable remedies, and subject to the effect of federal and state securities laws on the enforceability of indemnification provisions relating to liabilities arising under such laws. The execution, delivery and performance of this Agreement and any other agreement and instruments executed by GSK in connection with the Transactions have been duly authorized by GSK by all necessary corporate action. GSK has the full legal right, power and authority to enter into and perform the Transactions, without need for GSK to obtain any consent, approval, authorization, license or order of, or give any notice to or make any filing with, any Governmental Body or other Person. This Agreement has been duly executed and delivered by GSK and, as of the Closing Date, each of the other agreements to be entered into in connection herewith and to which GSK is a Party have been duly and validly executed and delivered by GSK.

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                        5.2.3      Non-Contravention; Consents.   The execution, delivery and performance of this Agreement by GSK and the consummation by GSK of the Transactions hereby do not (i) conflict with any provision of the corporate charter or by-laws of GSK, (ii) do not contravene, conflict with or result in a violation of any law, regulation, order, judgment or decree to which GSK or any of its properties is subject, (iii) contravene, conflict with or result in a violation or breach of, or result in a default under, any provision of any written, oral, implied or other agreement, contract, understanding or arrangement to which GSK or any of the Purchased Assets is subject, or (iv) result in the imposition or creation of any encumbrance upon or with respect to any of the Purchased Assets.

                        5.2.4      Title to the Purchased Assets.

                                    (1)       GSK is the sole and exclusive owner of, and has the full right to sell, transfer, and assign all of the Purchased Assets to DIVERSA, and has good and marketable title thereto and the Purchased Assets are free and clear of any and all liens, pledges, restrictions or encumbrances. For clarification, this provision shall not [*] or as to [*].

                                    (2)       Following the Closing, [*], DIVERSA will be the sole and exclusive owner of, and have good and marketable title to, the Purchased Assets.

                        5.2.5      Litigation Matters.   There is no pending proceeding against GSK or any of its Affiliates, and, [*], no Person has threatened to commence any proceeding, at law or in equity or by or before any Governmental Body that (i) relates to any of the Purchased Assets or (ii) challenges, or may have the effect of preventing, delaying or making illegal or otherwise interfering with, any of the Transactions. [*], no event has occurred, and no claim, dispute or other condition or circumstance exists, that could reasonably be expected to give rise to or serve as the basis for the commencement of any such proceeding.

                        5.2.6      Intellectual Property.

                                    (1)       GSK owns and holds all right, title and interest in the Assigned Program Patents, and has the exclusive right to use, sell, license, sublicense, or dispose of, and has the exclusive right to bring action for the infringement, misappropriation and other violations of, the Assigned Program Patents.

                                    (2)       [*], as of the Closing Date, the Know How listed on Exhibit 2 is sufficient to identify the material portions of the Assigned Program Know How. GSK is the sole owner of all Assigned Program Know How and has the unrestricted right to fully use, exploit, sell, license or otherwise dispose of the same. [*], neither GSK nor any of its Affiliates has misappropriated any of the Assigned Program Know How from any Third Parties or any of their respective Affiliates.

                                    (3)       Each inventor (determined in accordance with U.S. patent law) of and contributor to the Assigned Program Intellectual Property was employed or engaged by GSK or one of its Affiliates, or any predecessor to any of the foregoing, and the contribution to the

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Assigned Program Intellectual Property by each of these Persons was made within the context and scope of their respective employment or other contracts with GSK and/or one of GSK’s Affiliates or any predecessor of the foregoing, that employed or engaged them. Furthermore, each inventor of and contributor to the Assigned Program Intellectual Property had an obligation to assign his whole right, title and interest in and to such Patents and inventions in the Assigned Program Intellectual Property to GSK, at the time each invention was made.

                                    (4)       [*], the Issued Patents within the Assigned Program Patents are valid and enforceable.

                        5.2.7      Non-infringement.   [*], none of GSK or its Affiliates have received any written or other notice, from a Third Party that the practice of the Purchased Assets, as practiced by GSK or any of its Affiliates prior to the Closing Date, infringes the intellectual property rights of any Third Party. [*], the Purchased Assets do not infringe any intellectual property rights of any Person.

                        5.2.8      No Royalty.   Without prejudice to Section 5.2.7 with regard to infringement of Third Party intellectual property rights, GSK is not required to pay any royalty or other payment to any Person with respect to the use, sale of, or practice of any of the Purchased Assets.

                        5.2.9      Certain Claims.   During the [*] period preceding the date of this Agreement, GSK has not received any notice, demand, claim, action, suit, hearing, proceeding or notice of violation of a civil, criminal or administrative nature by or before any Governmental Body against or involving GSK or its Affiliates concerning the Purchased Assets that has been commenced or, [*], threatened (including any investigations or inquiries).

                        5.2.10     Maintenance Fees.   [*], all maintenance and similar fees in respect of any Purchased Assets that are due and payable immediately prior to the Time of Closing have been paid in full or steps have been taken to arrange for such payments to be made on a timely basis.

                        5.2.11     Knowledge.   [*].

                        5.2.12     Net Worth of GSK.   GSK has sufficient net worth and other resources to satisfy its obligations under this Agreement, assuming for purposes of this representation and warranty that the maximum amount indemnifiable by GSK pursuant to Section 7 is payable by GSK in accordance with Section 7.

                        5.2.13     [*].

          5.3        Limitations.   EXCEPT AS IS EXPRESSLY SET FORTH IN THIS AGREEMENT, NEITHER PARTY MAKES ANY REPRESENTATIONS OR WARRANTIES

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(WHETHER EXPRESS, IMPLIED, STATUTORY OR OTHERWISE) WITH RESPECT TO THE PURCHASED ASSETS (INCLUDING, WITHOUT LIMITATION, WITH RESPECT TO ANY ASSIGNED PROGRAM INTELLECTUAL PROPERTY AND WHETHER ANY PATENT WILL ISSUE FROM ANY OF THE PATENT APPLICATIONS WHICH FORM PART OF THE ASSIGNED PROGRAM INTELLECTUAL PROPERTY, AND WITH RESPECT TO THE ANTIFUNGAL COMPOUNDS OR OTHER MATERIALS TO BE TRANSFERRED AS PART OF THE PURCHASED ASSETS HEREUNDER), OR THIS AGREEMENT OR THE TRANSACTIONS, INCLUDING ANY WARRANTIES OF MERCHANTABILITY, SAFETY OR FITNESS FOR A PARTICULAR PURPOSE OR ACCURACY OR COMPLETENESS OR NON-INFRINGEMENT OF ANY THIRD PARTY INTELLECTUAL PROPERTY. FURTHER, IT IS EXPRESSLY AGREED THAT NO REPRESENTATIONS OR WARRANTIES (WHETHER EXPRESS, IMPLIED, STATUTORY OR OTHERWISE) ARE GIVEN BY GSK WITH RESPECT TO THE ACCURACY OF THE CONFIDENTIAL DATA PACKAGE TRANSFERRED AS PART OF THE OTHER MATERIALS UNDER THIS AGREEMENT AND DIVERSA AGREES THAT BEFORE THE TRANSFER OF SAME PURSUANT TO SECTION 4.3.1, GSK MAY REDACT THOSE PORTIONS OF THE CONFIDENTIAL DATA PACKAGE TO THE EXTENT THAT THE CONTENT OF SAME IS NOT ASSIGNED PROGRAM INTELLECTUAL PROPERTY.

          5.4        Survival of Representations and Warranties and Covenants.   The representations and warranties of each Party to this Agreement shall survive (without limitation) (i) the Closing and the sale of the Purchased Assets to DIVERSA; (ii) any sale or other disposition of any of the Purchased Assets by DIVERSA; and (iii) the dissolution of any Party to this Agreement. Except for the representations set forth in [*] which shall survive for [*], the representations and warranties of each Party to this Agreement shall survive [*]; provided, however, that if, with respect to any of said representations and warranties that survive [*], at any time prior to the end of such [*], any indemnified Party under Section 7 delivers to the indemnifying Party under Section 7 a written notice alleging in good faith the existence of a breach of any of said representations and warranties made by the indemnifying Party (and setting forth in reasonable detail the basis for such indemnified Party’s belief that such a breach may exist) and asserting in good faith a claim for recovery under Section 7 based on such alleged breach, then said representation or warranty underlying the claim asserted in such notice shall survive the end of such [*] period until such time as such claim is fully and finally resolved. All of the covenants, agreements and obligations of the Parties contained in this Agreement shall survive (i) until fully performed or fulfilled, unless non-compliance with such covenants, agreements or obligations is waived in writing by the Party entitled to such performance or (ii) if not fully performed or fulfilled, until the expiration of the relevant statute of limitations.

SECTION 6

CONFIDENTIALITY AND PUBLIC ANNOUNCEMENTS

          6.1        Treatment of Confidential Information.  Except as expressly provided in this Agreement (such as, by way of illustration, in Section 6.4), neither GSK nor DIVERSA (the “Obligated Party”) shall use or reveal or disclose to Third Parties any Confidential Information

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of the other Party (the “Owning Party”), nor shall the Obligated Party use any Confidential Information of the Owning Party, without first obtaining the prior consent of the Owning Party. The foregoing non-use and non-disclosure obligations shall not apply to Confidential Information of the Owning Party that the Obligated Party can prove by competent written evidence: (i) is or becomes in the public domain other than through the default of the Obligated Party or any of its Affiliates or any of their permitted recipients of such Confidential Information, (ii) is already legitimately in the possession of the Obligated Party, (iii) is disclosed to the Obligated Party by a Third Party having the right to do so, or (iv) is subsequently and independently developed by employees, agents, consultants, or Third Parties on behalf of the Obligated Party or Affiliates thereof who had no knowledge of such Confidential Information; provided that, with respect to Confidential Information related to the Purchased Assets that was the Confidential Information of GSK before the Time of Closing and that became the Confidential Information of DIVERSA after the Time of Closing as provided in definition of the term “Confidential Information,” none of the foregoing exceptions (other than (i) and (iii)) shall apply. The Obligated Party may disclose Confidential Information of the Owning Party to the Obligated Party’s Affiliates, collaborators, employees, consultants or agents who reasonably require such access (including, with respect to GSK, for purposes of the rights granted under Section 7.5) and who are bound by non-use and non-disclosure obligations at least as restrictive as those contained in this Agreement. In any event, the Obligated Party will use at least the same standard of care as it uses to protect proprietary or confidential information of its own, but no less than reasonable care, to ensure that its employees, consultants and agents do not disclose or make any unauthorized use of the Confidential Information of the Owning Party. The Confidential Information, and all copies of part or all thereof, shall be and remain the exclusive property of the Owning Party, and the Obligated Party shall acquire only such rights as are expressly set forth in this Agreement and only for as long as such rights are in effect.

          6.2        Authorized Disclosure.  Notwithstanding any other provision of this Agreement, each Obligated Party may disclose Confidential Information of the Owning Party: (a) in response to a valid, competent and binding order of a Governmental Body; (b) if required by law or regulation; provided, however, that in the case of (a) and (b) the Obligated Party shall first have given reasonable prior notice to the Owning Party of such pending disclosure and shall have made a reasonable effort to obtain a protective order, or to cooperate with the Owning Party’s efforts, as applicable, to obtain a protective order limiting the extent of such disclosure and requiring that the Confidential Information so disclosed be used only for the purposes for which such order was issued or as required by such law or regulation; (c) to the extent and to the Persons required by rules of the National Association of Securities Dealers, and/or (d) as necessary to prosecute or defend litigation, including without limitation, litigation between the Parties, or otherwise establish rights or enforce obligations pursuant to procedures, if any, described in this Agreement, but only to the extent that any such disclosure is necessary for such purposes. Notwithstanding the preceding sentence or Section 6.4, either Party shall be free to disclose, without the other Party’s prior consent, the existence of this Agreement, the identity of the other Party and other information relating to the Transactions that is required to be disclosed under applicable securities laws and other applicable laws or regulations of the United States or any securities exchange or NASDAQ. Any Obligated Party (and any employee, representative, or other agent of any Obligated Party) may disclose to any and all Persons, without limitation of any kind, the tax treatment and tax structure of the transactions contemplated by this Agreement and all materials of any kind (including opinions or other tax analyses) that are provided to it

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relating to such tax treatment and tax structure; provided however, that no Obligated Party will be permitted to disclose such tax treatment or tax structure to the extent that such disclosure would constitute a violation of federal or state securities laws. For the purposes of this Section 6.2, (a) the “tax treatment” of a transaction means the purported or claimed federal income tax treatment of the transaction, and (b) the “tax structure” of a transaction means any fact that may be relevant to understanding the purported or claimed federal income tax treatment of the transaction. Thus, for the avoidance of doubt, the Obligated Parties acknowledge and agree that the tax treatment and tax structure of any transaction does not include the name of any Owning Party to a transaction or any sensitive business information (including, without limitation, the name and other specific information about any Owning Party’s intellectual property or other proprietary assets) unless such information may be related or relevant to the purported or claimed federal income tax treatment of the transaction.

          6.3        Confidential Treatment upon Insolvency.  In the event that a court or other legal or administrative tribunal of competent jurisdiction, directly or through an appointed master, trustee or receiver, assumes partial or complete control over the assets of a Party to this Agreement based on the insolvency or bankruptcy of such Party (or based on any other analogous or similar status of that Party), the bankrupt or insolvent Party shall promptly notify the court or other tribunal (i) that Confidential Information received from the Owning Party under this Agreement remains the property of the Owning Party, and (ii) of the confidentiality obligations under this Agreement. In addition, the bankrupt or insolvent Party shall, to the extent permitted by law, take all steps necessary or desirable to maintain the confidentiality of the Owning Party’s Confidential Information and to ensure that the court, other tribunal or appointee maintains such information in confidence in accordance with the terms of this Agreement.

          6.4        Public Announcements.  It is understood that one or both of the Parties may issue a press release announcing the signing of this Agreement or DIVERSA’s proposed activities hereunder only after obtaining the mutual written agreement of the Parties as to the content of such release. The Parties shall consult with each other reasonably and in good faith with respect to the text and timing of any such press release prior to the issuance thereof. The Parties agree that the terms hereof are Confidential Information. Notwithstanding the foregoing prohibition on disclosure of the terms hereof, either Party may disclose the terms of this Agreement in accordance with Section 6.2 or, in the event that the terms of this Agreement have not previously been disclosed in accordance with Section 6.2, to: (i) Third Parties for due diligence purposes or similar investigations in connection with corporate financing transactions, as long as such disclosure is made under confidentiality obligations substantially as protective as those of Section 6; (ii) any Affiliates or permitted licensees or sublicensees, as long as such disclosure is made under such confidentiality obligations; and (iii) any Third Party in connection with any proposed assignment in accordance with Section 10.8, as long as such disclosure is made under such confidentiality obligations.

          6.5        Survival.  This Section 6 shall survive the termination or expiration of this Agreement for a period of ten (10) years.

          6.6        Termination of Prior Confidentiality Agreement.  This Agreement supersedes the Confidentiality Agreement between the Parties dated January 17, 2003 (the “Confidentiality Agreement”), but only insofar as such Confidentiality Agreement relates to the

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subject matter of this Agreement. All Confidential Information (as defined in such Confidentiality Agreement) exchanged between the Parties under such Confidentiality Agreement relating to the subject matter of this Agreement shall be deemed Confidential Information hereunder and shall be subject to all the terms of this Agreement (including the change in the ownership of Confidential Information with respect to the Purchased Assets as provided in the definition of the term Confidential Information as set forth in Section 1.1.15).

SECTION 7

INDEMNIFICATION; HOLD HARMLESS COVENANT AND OTHER POST-CLOSING COVENANTS

          7.1        GSK’s Indemnification.  GSK shall indemnify and hold harmless DIVERSA and its Affiliates and each of its or their directors, officers, employees, advisors, shareholders, representatives, agents, successors and assigns (collectively, the “DIVERSA Indemnified Parties”) from and against any and all losses, damages, liabilities, judgments, objections, costs, and expenses, including but not limited to reasonable attorneys’ fees (collectively, “Losses”) sustained, suffered, or incurred by or imposed upon any DIVERSA Indemnified Party as a result of any claim, action, suit or proceeding (collectively, “Claims”) arising out of, based upon or related to:

                       7.1.1     liabilities of GSK or its Affiliates to the extent related to the Purchased Assets other than the Assumed Liabilities;

                       7.1.2     any tax liability of GSK or its Affiliates (other than taxes for which DIVERSA is expressly responsible pursuant to Section 3.2 of this Agreement);

                       7.1.3     any breach by GSK, any of its Affiliates, or any of their respective subcontractors of Section 7.5; and

                       7.1.4     any breach of any representation, warranty, covenant, agreement or obligation made by GSK pursuant to this Agreement,

provided that, in each case, GSK shall not be obligated to indemnify any DIVERSA Indemnified Parties with respect to, and to the extent of, any Claims or Losses for which DIVERSA is obligated to indemnify GSK Indemnified Parties pursuant to Section 7.2.

          7.2        DIVERSA’s Indemnification.   DIVERSA shall indemnify and hold harmless GSK and its Affiliates and each of its or their directors, officers, employees, advisors, shareholders, representatives, agents, successors and assigns (collectively, the “GSK Indemnified Parties”) from and against any and all Losses sustained, suffered, or incurred by or imposed upon any GSK Indemnified Party as a result of any Claim arising out of, based upon or related to:

                       7.2.1     any of the Assumed Liabilities;

                       7.2.2     any breach of any representation, warranty, covenant, agreement or obligation made by DIVERSA pursuant to this Agreement, and

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                       7.2.3     any tax liability of DIVERSA or its Affiliates (other than taxes for which GSK is expressly responsible pursuant to Section 3.2 of this Agreement);

provided that, in each case, DIVERSA shall not be obligated to indemnify any GSK Indemnified Parties with respect to, and to the extent of, any Claims or Losses for which GSK is obligated to indemnify DIVERSA Indemnified Parties pursuant to Section 7.1.

          7.3        Procedure.  If a claim or demand by a Third Party is made against an indemnified Party, and if such Party intends to seek indemnity with respect thereto under this Section 7, such indemnified Party shall promptly notify the indemnifying Party in writing of such claims or demands setting forth such claims in reasonable detail. The failure of the indemnified Party to give the indemnifying Party prompt notice as provided herein shall not relieve the indemnifying Party of any of its obligations under this Section 7, except to the extent that the indemnifying Party is materially prejudiced by such failure (in which case the indemnified Party shall have been deemed to have forfeited its rights to indemnification hereunder). The indemnifying Party shall have [*] after receipt of such notice to undertake, through counsel of its own choosing and at its own expense, the defense (or settlement) thereof, and the indemnified Party shall cooperate with it in connection therewith; provided, that the indemnified Party may contribute to the strategy and content in such defense (or settlement) through counsel chosen by such indemnified Party and the fees and expenses of such counsel shall be borne by such indemnified Party unless (i) the employment thereof has been specifically authorized by the indemnifying Party in writing, (ii) there exists a conflict of interest between the interests of the indemnified Party and the indemnifying Party, or (iii) the indemnifying Party has after [*] of receipt of the applicable notice failed to assume such defense and employ counsel, in each of which events the indemnified Party may retain counsel, and the indemnifying Party shall pay the reasonable fees and expenses of such counsel for the indemnified Party (but in no event shall the indemnifying Party be obligated to pay reasonable fees and expenses of more than one firm (in addition to local counsel), which firm shall serve as counsel for all indemnified Parties). So long as the indemnifying Party is reasonably contesting any such claim in good faith, the indemnified Party shall not pay or settle any such claim. If the indemnifying Party does not notify the indemnified Party within [*] after the receipt of the indemnified Party’s notice of a claim of indemnity hereunder that it elects to undertake the defense (or settlement) thereof, the indemnified Party shall have the right to contest, settle or compromise the claim but shall not thereby waive any right to indemnity therefor pursuant to this Agreement. The indemnifying Party shall not, except with the consent of the indemnified Party, enter into any settlement that does not include as an unconditional term thereof the giving by the Person or Persons asserting such claim to all indemnified Parties (i.e., GSK Indemnified Parties or DIVERSA Indemnified Parties, as the case may be) an unconditional release from all liability with respect to such claim.

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          7.4        Limits on Indemnification and other Limits on Liability Arising Under this Agreement.

                        7.4.1     Special, Punitive, Consequential and Incidental Damages.

                                  (1)     Between GSK and DIVERSA.  Except for breaches of confidentiality hereunder, in no event shall either Party be liable to the other Party for any special, punitive, consequential or incidental damages for any reason under this Agreement.

                                  (2)     By Third Parties.  GSK or DIVERSA, as the case may be, may be liable to the DIVERSA Indemnified Parties or GSK Indemnified Parties, as the case may be, for special, punitive, consequential and/or incidental damages awarded against an indemnified Party as a result of any Claim or demand asserted or brought by or in favor of a Third Party.

                        7.4.2     Maximum Aggregate Liability of GSK.  GSK shall not be required to indemnify any Person, and shall not have any liability:

                                 (1)     under Section 7.1 unless the aggregate of all Losses for which GSK would, but for this clause (1), be liable exceeds on a cumulative basis an amount equal to [*], in which case GSK shall be liable for all such Losses, and not only to the extent of any such excess; provided, however, that GSK shall be liable for Losses incurred by DIVERSA because of a breach of Section 5.2.10 regardless of whether or not such Losses exceed on a cumulative basis an amount equal to [*]; and

                                 (2)     Under Section 7.1 in excess of [*] for all Losses pursuant to Section 7.1 of this Agreement. GSK shall satisfy the full aggregate amount due to DIVERSA as a result of all such Claims under this Section 7 in cash.

                        7.4.3     Maximum Aggregate Liability of DIVERSA.  DIVERSA shall not be required to indemnify any Person, and shall not have any liability:

                                 (1)     under Section 7.2 unless the aggregate of all Losses for which DIVERSA would, but for this clause (1), be liable exceeds on a cumulative basis an amount equal to [*], in which case DIVERSA shall be liable for all such Losses, and not only to the extent of any such excess; and

                                 (2)     Under Section 7.2 in excess of [*] for all Losses pursuant to Section 7.2 of this Agreement, other than for Losses arising from any product liability claim or [*], in respect of which Losses of GSK DIVERSA shall have [*] its liability under the indemnity provided by DIVERSA under Section 7.2) based on events which occurred after the Time of Closing or the Time of Delivery, as applicable. DIVERSA shall satisfy the full aggregate amount due to GSK as a result of all such Claims under this Section 7 in cash.

                        7.4.4     Indemnity Payments Reduced by Insurance Proceeds.  Any indemnity payment payable pursuant to this Agreement shall be decreased to the extent of any insurance proceeds actually received by the DIVERSA Indemnified Party or GSK Indemnified Party, as

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the case may be, reduced by the premiums paid by the applicable indemnified Party with respect to the applicable insurance policies.

          7.5        Hold Harmless Covenant.  [*] acknowledges that [*] may [*] of any [*] shall not affect in any way the [*] of the [*]. On and after [*], and subject to the terms and conditions of this Agreement, [*] shall [*] under any of [*], in each case, [*] and provided that [*] consistent with [*] have been agreed to by [*] other than for [*] to consider any [*] under this [*] shall be [*].

          7.6        Non-Assertion of Certain Intellectual Property Rights.  [*] agrees, on behalf of [*]: (i) in connection with [*] with respect to [*], or (ii) [*] pursuant to [*]; and [*] hereby [*]. The foregoing [*] granted under [*] shall be [*].

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SECTION 8

DISPUTE RESOLUTION

           8.1        Disputes.  The Parties recognize that disputes as to certain matters may from time to time arise that relate to either Party’s rights or obligations hereunder. It is the objective of the Parties to establish procedures to facilitate the resolution of disputes arising under this Agreement in an expedited manner by mutual cooperation. To accomplish this objective, the Parties agree to follow the following procedures if and when a dispute arises under this Agreement. Any such disputes shall be first referred by either Party to executive officers designated by each Party. If such executive officers are unable to resolve such a dispute within [*] days of being requested by a Party to resolve the dispute, the matter shall be escalated to the chief executive officer of DIVERSA and the Chairman of R&D of GSK, for resolution through good faith discussions. In the event that these officers of DIVERSA and GSK cannot resolve the dispute within [*] days of being requested by a Party to resolve a dispute, either Party shall be free, after providing written notice to the other Party, to pursue any and all legal and proper recourse or remedy at law or in equity.

           8.2        Injunctive Relief.  Notwithstanding the foregoing, in the event of an actual or threatened material breach hereunder, the aggrieved Party may seek restraining orders, specific performance or other injunctive relief without submitting to such dispute resolution procedure. The Parties agree that, in the event of any material breach or threatened material breach by any Party of any covenant, agreement, obligation or other provision set forth in this Agreement for the benefit of any other Party, such other Party shall be entitled (in addition to any other remedy that may be available to it) to (i) a decree or order of specific performance or mandamus to enforce the observance and performance of such covenant, agreement, obligation or other provision, and (ii) an injunction restraining such material breach or threatened material breach.

          8.3        Tolling.  The Parties agree that all applicable statutes of limitation and time-based defenses (such as estoppel and laches) shall be tolled while the procedures set forth in this Section 8 are pending, and the Parties shall cooperate in taking any and all actions necessary to achieve such a result.

SECTION 9

SURVIVAL

          9.1        Survival of Rights and Obligations.  The rights and obligations of the Parties under Section 1, 2.2, 3, 4.2.2, 4.3, 5, Section 6, Section 7, Section 8, Section 9 and Section 10 shall survive in accordance with their stated term if a term is stated, and shall survive indefinitely if no term is stated.

SECTION 10

MISCELLANEOUS

          10.1        Further Assurances and Actions.

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                       10.1.1     In addition to any other obligations hereunder, each of the Parties hereto upon the request of the other Party hereto, whether before or after the Time of Closing and without further consideration, shall do, execute, acknowledge and deliver or cause to be done, executed, acknowledged or delivered all such further acts, deeds, documents, assignments, transfers, instruments, amendments, conveyances, powers of attorney and assurances as may be reasonably necessary or desirable to effect complete consummation of the Transactions contemplated by this Agreement and to give full and binding effect to the rights expressly granted herein and in the Registration Rights Agreement. GSK and DIVERSA each agree to execute and deliver such other documents, certificates, agreements, amendments, instruments and other writings and to take such other actions as may be reasonably necessary in order to consummate or implement expeditiously the Transactions contemplated by this Agreement.

                       10.1.2     GSK agrees that, upon reasonable request and without further compensation, but at no expense to GSK, GSK and its legal representatives, assigns and employees will do all lawful acts, including the execution of papers and the giving of testimony, that may be necessary or desirable for obtaining, sustaining, reissuing, or enforcing each of the Assigned Program Patents in the United States and throughout the world, and for perfecting, recording, or maintaining the title of DIVERSA, and DIVERSA’s successors and assigns, in and to each of the Assigned Program Patents in the United States and throughout the world. In the event that DIVERSA is unable for any reason to secure any of the GSK’s signatures to any document that may be necessary or desirable for obtaining, sustaining, reissuing, or enforcing each of the Assigned Program Patents in the United States and throughout the world, or for perfecting, recording, or maintaining the title of DIVERSA, and DIVERSA’s successors and assigns, in and to each of the Assigned Program Patents in the United States and throughout the world, GSK hereby irrevocably designates and appoints DIVERSA and DIVERSA’s duly authorized officers and agents as GSK’s agents and attorneys-in-fact to act for and on GSK’s behalf and instead of GSK to execute such document, all with the same legal force and effect as if executed by GSK. Such actions shall include assisting in preparing and filing, and then assigning to DIVERSA, new patent applications directed to currently unpatented Assigned Program Know-How.

                       10.1.3     For at least [*] from Time of Closing, GSK will do all lawful acts, at (notwithstanding any provisions in this Agreement to the contrary) DIVERSA’s sole cost and expense, including the prosecution of Assigned Program Patents, execution of papers, payment of fees, filing of responses, and the giving of testimony, that may be reasonably necessary or desirable for obtaining, sustaining, maintaining, reissuing, or enforcing each of the Assigned Program Patents in the United States and throughout the world, and for perfecting, recording, or maintaining the title of DIVERSA, and DIVERSA’s successors and assigns, in and to each of the Assigned Program Patents in the United States and throughout the world. During such time GSK will also promptly and timely inform DIVERSA of any such needed actions and provide copies of communications from and to patent offices throughout the world.

                       10.1.4     Notwithstanding anything to the contrary in Section 10.1.2 and Section 10.1.3, the Parties acknowledge that DIVERSA is primarily responsible for the obligations set forth in Sections 10.1.2 and Section 10.1.3.

*Confidential Treatment Requested

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          10.2        Notices.  Any notice, direction or other instrument required or permitted to be given to GSK hereunder shall be in writing and sent via certified or registered mail, return receipt requested, overnight courier, or by delivering the same by telecommunication, with the original sent by one of the foregoing manners, addressed to GSK as follows:

To:	GlaxoSmithKline
R&D Legal Operations
Mailcode RN0220
2301 Renaissance Boulevard
King of Prussia, PA 19406
Attn: General Counsel
Fax: (610)-787-7084

Copy to:	GlaxoSmithKline
Mailcode RN0510
2301 Renaissance Boulevard
King of Prussia, PA 19406
Attn: GSK Ventures
Fax: (610)-787-7084

         Any notice, direction or other instrument required or permitted to be given to DIVERSA hereunder shall be in writing and sent via registered or certified mail, return receipt requested, or overnight courier, or by delivering the same by fax with the original sent by one of the foregoing manners, addressed as follows:

To:	DIVERSA CORPORATION
4955 Directors Place
San Diego, CA 92121
Attn: Ms. Carolyn Erickson
Fax: (858) 526-5604
Attn: Mr. Martin Sabarsky
Fax: (858) 526-5666

Copy to:	COOLEY GODWARD LLP
4401 Eastgate Mall
San Diego, CA 92121
Attn: L. Kay Chandler, Esq.
Fax: (858) 550-6420

         Any such notice, direction or other instrument, if delivered, shall be deemed to have been given on the date on which it was delivered and if transmitted by fax shall be deemed to have been given at the opening of business in the office of the addressee on the business day next following the transmission thereof, provided that proof of successful transmission is provided to the intended recipient on request by the intended recipient. Any Party hereto may change its address for service from time to time by notice given to the other Parties hereto in accordance with the foregoing.

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           10.3        Relationship of the Parties.  Nothing contained in this Agreement shall be deemed or construed as creating a joint venture, partnership, agency, employment or fiduciary relationship between the Parties. No Party to this Agreement nor its agents have any authority of any kind to bind the other Party in any respect whatsoever.

           10.4        Applicable Law.  This Agreement shall be construed and enforced in accordance with, and the rights of the Parties hereto shall be governed by, the laws of the State of Delaware, without reference to conflicts of law principles.

           10.5        Entire Agreement.  This Agreement, including the Exhibits hereto, and the Registration Rights Agreement constitute the entire agreement between the Parties hereto with respect to the Transactions and, except as stated herein and in the instruments and documents to be executed and delivered pursuant hereto, contain all of the agreements between the Parties hereto, and there are no verbal or written agreements or understandings between the Parties hereto and relating the subject matter hereof not reflected in this Agreement, all of which agreement or understandings (including the Confidentiality Agreement) are hereby superseded. This Agreement may not be amended or modified in any respect except by written instrument executed by each of the Parties hereto.

          10.6        Counterparts.  This Agreement may be executed in two or more counterparts, which may be executed via facsimile, each of which shall be deemed to be an original, and all of which together shall constitute one and the same Agreement.

          10.7        Binding Agreement; Parties in Interest.  This Agreement and the rights and obligations of the Parties hereunder shall inure to the benefit of and shall be binding upon the Parties hereto and their respective heirs, executors, successors, administrators, and permitted assigns.

          10.8        Assignment.   DIVERSA may assign this Agreement and its rights and obligations hereunder without GSK’s consent (i) at any time after the full Purchase Consideration described in Section 3 has been provided to GSK, or (ii) in the event that all or substantially all the rights to the Purchased Assets are disposed of by DIVERSA or (iii) in the event of a change in control of DIVERSA that results in an assignment of this Agreement (pursuant to a merger, stock acquisition, bankruptcy, sale of substantially all of its assets or otherwise); provided that such purchaser agrees in writing to be bound by the terms of this Agreement, including all of the terms of Section 7.5. DIVERSA may assign or otherwise dispose of any Purchased Assets without GSK’s consent; provided that such purchaser agrees in writing to be bound by the terms of this Agreement, including the terms of Section 7.5, as they may apply to any such Purchased Assets that survive. In no event shall DIVERSA require the consent of GSK to grant any license under the Assigned Program Intellectual Property or to distribute, sell or otherwise commercialize any product or service claimed or covered by any of the Assigned Program Intellectual Property; provided any such license grant is not in conflict with Section 7.5. DIVERSA and its Affiliates shall have an affirmative obligation to provide advance written notice of GSK’s rights under the Hold Harmless Covenant to any buyer, assignee or licensee of any of the Purchased Assets. DIVERSA shall provide written notice to GSK within five (5) calendar days after the entry into a written agreement to assign, sell, license or otherwise dispose of any of the Purchased Assets to a Third Party; which notice shall include the name and contact

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information of such Third Party. GSK may not assign this Agreement or any of its rights and obligations hereunder to any Third Party without the consent of DIVERSA, which consent shall not be unreasonably withheld or refused, except in the event of any change in control or winding up of GSK (pursuant to a merger, stock acquisition, bankruptcy, liquidation, sale of substantially all of its assets, re-organization or renaming of GSK or the like); and provided that such purchaser or successor agrees in writing to be bound by the terms of this Agreement, including Section 7.5. No assignment shall relieve either Party of its responsibility for the performance of any obligation which accrued and matured prior to the effective date of such assignment. Any assignment not in accordance with this Agreement shall be void.

           10.9        Waiver; Remedies Cumulative.  No failure or delay on the part of a Party hereto to exercise any right, power, or privilege hereunder or under any instrument executed pursuant hereto on any one occasion shall operate as a waiver of such right, power or privilege in the future; nor shall any single or partial exercise of any right, power, or privilege preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. All rights and remedies granted herein shall be cumulative and in addition to other rights and remedies to which the Parties may be entitled at law or in equity.

           10.10        Severability.

                        10.10.1     In the event any portion of this Agreement is or is held by any court or tribunal of competent jurisdiction to be illegal, void or ineffective, the remaining provisions hereof shall remain in full force and effect.

                        10.10.2     If any of the terms or provisions of this Agreement are in conflict with any applicable statute or rule of law, then such terms or provisions shall be deemed inoperative to the extent that they may conflict therewith and shall be deemed to be modified to the minimum extent necessary to procure conformity with such statute or rule of law.

           10.11        Venue.

                        10.11.1     Any legal action or other legal proceeding relating to this Agreement or the enforcement of this Agreement may be brought or otherwise commenced in any state or federal court located in the State of Delaware. Each Party:

                                 (1)  expressly and irrevocably consents and submits to the jurisdiction of each state and federal court located in the State of Delaware (and each appellate court located in the State of Delaware), in connection with any such legal proceeding;

                                 (2)  agrees that service of any process, summons, notice or document by certified or registered mail addressed to such Party at the address set forth in Section 10.2 shall constitute effective service of such process, summons, notice or document for purposes of any such legal proceeding;

                                 (3)  agrees that each state and federal court located in the State of Delaware, shall be deemed to be a convenient forum; and

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                                 (4)  agrees not to assert (by way of motion, as a defense or otherwise), in any such legal proceeding commenced in any state or federal court located in the State of Delaware, any claim by such Party that it is not subject personally to the jurisdiction of such court, that such legal proceeding has been brought in an inconvenient forum, that the venue of such proceeding is improper or that this Agreement or the subject matter of this Agreement may not be enforced in or by such court.

[Signature Page Follows]

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         IN WITNESS WHEREOF, and intending to be legally bound hereby, this Asset Sale Agreement has been duly executed by the authorized representatives of the Parties hereto as of the date first above written.

GLAXO WELLCOME, S.A.

By:	/s/ ELOÍNA DEL VALLE

Name: Eloína del Valle

Title: Site Director

DIVERSA CORPORATION

By:	/s/ JAY M. SHORT, PH.D.

Name: Jay M. Short, Ph.D.

Title: President and Chief Executive Officer

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Exhibit 1
Assigned Program Patents

[*]
[*]
Country	Case Type	Status	Appln. No.	Appln. Date	Patent No.	Grant Date
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]

[*]
[*]
Country	Case Type	Status	Appln. No.	Appln. Date	Patent No.	Grant Date
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]

*Confidential Treatment Requested

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Exhibit 1
Assigned Program Patents Continued

[*]
[*]
Country	Case Type	Status	Appln. No.	Appln. Date	Patent No.	Grant Date
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]

[*]
[*]
Country	Case Type	Status	Filing No.	Appln. No.	Appln. Date	Patent No.	Grant Date
[*]	[*]	[*]		[*]	[*]
[*]	[*]	[*]		[*]	[*]
[*]	[*]	[*]		[*]	[*]
[*]	[*]	[*]		[*]	[*]
[*]	[*]	[*]		[*]	[*]

[*]
[*]
[*]
Country	Case Type	Status	Filing No.	Appln. No.	Appln. Date	Patent No.	Grant Date
[*]	[*]	[*]		[*]	[*]
[*]	[*]	[*]		[*]	[*]
[*]	[*]	[*]		[*]	[*]
[*]	[*]	[*]		[*]	[*]
[*]	[*]	[*]		[*]	[*]

*Confidential Treatment Requested

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Exhibit 1
Assigned Program Patents Continued

[*]
[*]
Country	Case Type	Status	Filing No.	Appln. No.	Appln. Date	Patent No.	Grant Date
[*]	[*]	[*]		[*]	[*]	[*]	[*]
[*]	[*]	[*]		[*]	[*]	[*]	[*]
[*]	[*]	[*]		[*]	[*]	[*]	[*]
[*]	[*]	[*]		[*]	[*]	[*]	[*]
[*]	[*]	[*]		[*]	[*]
[*]	[*]	[*]		[*]	[*]	[*]	[*]
[*]	[*]	[*]		[*]	[*]	[*]	[*]
[*]	[*]	[*]		[*]	[*]	[*]	[*]
[*]	[*]	[*]		[*]	[*]	[*]	[*]
[*]	[*]	[*]		[*]	[*]	[*]	[*]
[*]	[*]	[*]		[*]	[*]	[*]	[*]
[*]	[*]	[*]		[*]	[*]	[*]	[*]
[*]	[*]	[*]		[*]	[*]	[*]	[*]
[*]	[*]	[*]		[*]	[*]	[*]	[*]
[*]	[*]	[*]		[*]	[*]	[*]	[*]
[*]	[*]	[*]		[*]	[*]	[*]	[*]
[*]	[*]	[*]		[*]	[*]	[*]	[*]

*Confidential Treatment Requested

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Exhibit 1
Assigned Program Patents Continued

[*]
[*]
Country	Case Type	Status	Filing No.	Appln. No.	Appln. Date	Patent No.	Grant Date
[*]	[*]	[*]		[*]	[*]	[*]	[*]
[*]	[*]	[*]		[*]	[*]
[*]	[*]	[*]		[*]	[*]	[*]	[*]
[*]	[*]	[*]		[*]	[*]	[*]	[*]
[*]	[*]	[*]		[*]	[*]	[*]	[*]
[*]	[*]	[*]		[*]	[*]	[*]	[*]
[*]	[*]	[*]		[*]	[*]	[*]	[*]
[*]	[*]	[*]		[*]	[*]	[*]	[*]

[*]
[*]
Country	Case Type	Status	Appln. No.	Appln. Date	Patent No.	Grant Date
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]

*Confidential Treatment Requested

EXECUTION COPY

Exhibit 1
Assigned Program Patents Continued

[*]
[*]
Country	Case Type	Status	Appln. No.	Appln. Date	Patent No.	Grant Date
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]

*Confidential Treatment Requested

EXECUTION COPY

Exhibit 1
Assigned Program Patents Continued

[*]
[*]
Country	Case Type	Status	Appln. No.	Appln. Date	Patent No.	Grant Date
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]

*Confidential Treatment Requested

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Exhibit 2

Assigned Program Know How

Internal Reports:

ID	Title	Authors	Report Number
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]

*Confidential Treatment Requested

EXECUTION COPY

Exhibit 2

Assigned Program Know How Continued

Internal Reports Continued:

ID	Title	Authors	Report Number
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]

*Confidential Treatment Requested

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Exhibit 2

Assigned Program Know How Continued

[*]

[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]

[*]

*Confidential Treatment Requested

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Exhibit 3

Registration Rights Agreement

REGISTRATION RIGHTS AGREEMENT

AGREEMENT (this “Agreement”) dated as of July 18, 2003 between GLAXOGROUP LIMITED, an English limited liability company (“GGL”), and DIVERSA CORPORATION, a Delaware corporation (the “Company”).

WITNESSETH:

WHEREAS, the parties hereto have entered into an Asset Purchase Agreement dated as of July 18, 2003 (the “Asset Purchase Agreement”); and

WHEREAS, this Agreement provides for certain rights and obligations of the Company and the Holders (as defined herein) with respect to registration of the securities of the Company under the Securities Act of 1933, as amended (the “1933 Act”).

NOW, THEREFORE, in consideration of the mutual promises made herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

ARTICLE 1

DEFINITIONS

1.1 Definitions.

(a) The following capitalized terms shall have the meanings set forth below:

“Additional Equity Securities” has the meaning ascribed thereto in Section 2.1(g).

“Common Stock” means the Common Stock, par value $.001 per share, of the Company.

“Company Securities” means all Other Securities the Company proposes to sell for its own account pursuant to a registration referred to in the first sentence of Section 2.1(a).

“Holder” means GGL and, subject to Section 2.7, any Transferee thereof.

“Initial Requesting Holders” means the Requesting Holders initiating the registration pursuant to the first sentence of Section 2.1(a).

“Majority Holders” means the Holders holding a majority in aggregate of the Registrable Securities held by all Holders.

“Materially Prejudicial Condition” has the meaning ascribed thereto in Section 2.1(a).

“1999 Stockholders Agreement” means the Amended and Restated Stockholders’ Agreement dated as of January 25, 1999 by and among the Company and the stockholders named therein.

“1999 Stockholders Agreement Registrable Securities” means the “Registrable Securities” as such term is defined in the 1999 Stockholders Agreement.

“Other Registrable Securities” means the Other Securities held by McKinsey & Company as of the date hereof that are entitled to identical piggyback registration rights as the piggyback registration rights applicable to the Syngenta Registrable Securities.

“Other Securities” means Common Stock and any of the Company’s other equity securities or securities convertible into or exchangeable for any of the Company’s equity securities.

“Registrable Securities” means (i) the Shares and (ii) any securities issued directly or indirectly with respect to the Shares by way of a split, dividend, or other division of securities, or in connection with a combination of securities, recapitalization, merger, consolidation, or other reorganization. As to any particular Registrable Securities, such Registrable Securities shall cease to be Registrable Securities when they (A) have been effectively registered under the 1933 Act and disposed of in accordance with the registration statement covering them, (B) have been sold pursuant to Rule 144 under the 1933 Act, (C) could be sold pursuant to Rule 144(k) under the 1933 Act or (D) have been repurchased by the Company or otherwise cease to be outstanding.

“Registration Expenses” means any and all expenses incident to performance of or compliance with any registration of securities pursuant to Article 2, including (i) the fees, disbursements and expenses of the Company’s counsel and accountants in connection with this Agreement and the performance of the Company’s obligations hereunder (including the expenses of any annual audit letters and “cold comfort” letters required in connection with the performance of such obligations); (ii) all expenses, including filing fees, in connection with the preparation, printing and filing of the registration statement, any preliminary prospectus or final prospectus, any other offering document and amendments and supplements thereto and the mailing and delivering of copies thereof to any underwriters and dealers; (iii) the cost of printing and producing (which, it is understood and agreed, shall not include the fees and expenses of underwriters’ counsel) any agreements among underwriters, underwriting agreements, selling group agreements and any other customary documents in connection with the marketing of securities pursuant to Article 2; (iv) all expenses in connection with the qualification of the securities to be disposed of for offering and sale under state securities laws; (v) the filing fees incident to securing any required review by the National Association of Securities Dealers, Inc. of the terms of the securities being registered pursuant to Article 2; (vi) transfer agents’ and registrars’ fees and expenses and the fees and expenses of any other agent appointed by the Company in connection with such offering; (vii) all security engraving and security printing expenses; (viii) all fees and expenses payable in connection with the listing of the securities on any securities exchange or automated interdealer quotation system; (ix) the costs and expenses of the Company and its officers relating to analyst or investor presentations, if any, or any “road show” undertaken in connection with the registration and/or marketing of any Registrable Securities and (x) the reasonable fees and expenses of no more than one legal counsel to the Holders selected pursuant to Section 2.1(e) or by the Selling Holders holding a majority of the Registrable Securities included in the relevant registration statement, as applicable, up to an aggregate maximum of [*] for all registrations including Registrable Securities under this

*Confidential Treatment Requested

Agreement. In no event shall Registration Expenses be deemed to include underwriting discounts and commissions and transfer taxes, if any.

“Requesting Holders” means the Holders requesting the registration of their Registrable Securities pursuant to Section 2.1(a) or Section 2.1(f).

“Rule 415 Offering” means an offering on a delayed or continuous basis pursuant to Rule 415 (or any successor rule to similar effect) promulgated under the 1933 Act.

“Selling Holder” means a Holder of Registrable Securities included in the relevant registration statement.

“Shares” means the shares of Common Stock issued by the Company to GGL pursuant to Section 4.2.2 of the Asset Purchase Agreement.

“Syngenta Registrable Securities” means the “Registrable Securities” as such term is defined in the Syngenta Registration Rights Agreement.

“Syngenta Registration Rights Agreement” means the Registration Rights Agreement dated as of December 3, 2003 by and among Syngenta Participations AG, a corporation organized under the laws of Switzerland, Torrey Mesa Research Institute, a Delaware corporation, Syngenta Seeds AG, a corporation organized under the laws of Switzerland, and the Company.

“Third Party Parity Securities” means any Other Securities that are requested to be included in a registration referred to in the first sentence of Section 2.1(a) and that are entitled to registration rights that, pursuant to the terms thereof, have equal priority with the Registrable Securities in such a registration.

“Third Party Priority Securities” means any Other Securities that are requested to be included in a registration referred to in the first sentence of Section 2.1(a) and that are entitled to registration rights that, pursuant to the terms thereof, are entitled to priority over the Registrable Securities in such a registration, which, as of the date hereof, are (i) the 1999 Stockholders Agreement Registrable Securities, (ii) the Syngenta Registrable Securities and (iii) the Other Registrable Securities.

“Transferee” has the meaning ascribed thereto in Section 2.7.

ARTICLE 2

REGISTRATION RIGHTS

2.1 Demand Registration.

(a) At any time from and after the date that is [*] from the date of this Agreement, the Majority Holders may request in writing that the Company effect the registration under the 1933 Act of any or all of the Registrable Securities held by such requesting Holders, which notice shall specify the intended method or methods of disposition of such Registrable

*Confidential Treatment Requested

Securities. Except as otherwise provided herein, the Company shall prepare and (within 90 days after such request has been given) file with the Securities and Exchange Commission (the “SEC”) a registration statement with respect to (x) all Registrable Securities included in such request and (y) all Registrable Securities included in any request delivered by the Requesting Holders pursuant to Section 2.1(f) (together, the “Covered Registrable Securities”), and thereafter use its reasonable efforts to effect the registration under the 1933 Act and applicable state securities laws of such Registrable Securities for disposition in accordance with the intended method or methods of disposition stated in such request (which requested method of disposition may be a Rule 415 Offering, provided that the Company shall not be required to maintain the effectiveness of a registration statement relating to a Rule 415 Offering to the extent the securities included in such registration cease to be Registrable Securities); provided further that the Company shall not be obligated to effect any such registration pursuant to this Section 2.1(a) (i) during the period starting with the date of filing of, and ending on the date 90 days following the effective date of, a registration statement pertaining to a public offering initiated or requested by the Company or any stockholder other than a Holder, (ii) if within 30 days of receipt of a written request from the Requesting Holders, the Company gives notice to the Requesting Holders of the Company’s intention to make a public offering within 90 days for the Company’s account or (iii) if the Company furnishes to the Requesting Holders a certified resolution of the Board of Directors stating that in the Board of Directors’ good faith judgment it would be materially prejudicial (a “Materially Prejudicial Condition”) to the Company for such a registration statement to be filed and become effective, and, if requested by the Requesting Holders (and subject to their entering into a customary confidentiality obligation as to such information), setting forth in reasonable detail the general reasons for such judgment. The Company shall also be able to suspend the use of, or withdraw and terminate the effectiveness of, any effective registration statement by furnishing the Holders with a certified copy of such resolution of the Board of Directors as to a Materially Prejudicial Condition. Upon receipt of such certified copy, the Holders shall immediately discontinue use of the prospectus contained in such registration statement and, if so directed by the Company, the Holders shall deliver to the Company all copies, other than permanent file copies, of the prospectus covering such Registrable Securities that is current at the time of receipt of such notice. The Company shall promptly deliver to each Requesting Holder or Holders, as applicable, written notice of the non-existence of any Materially Prejudicial Condition with respect to which the Company previously furnished notice.

Neither the filing nor the effectiveness of any such registration statement may be delayed, or the use of the prospectus contained in any such registration statement suspended, for a period in excess of 90 days due to the occurrence of any particular Materially Prejudicial Condition and the Company may exercise its delay or suspension rights on only one occasion in connection with any registration request under Section 2.1 in any twelve-month period. If requested by the Initial Requesting Holders, the Company shall, if any registration statement shall have failed to have been filed or shall have been suspended, withdrawn or terminated because of a Materially Prejudicial Condition, promptly after such time as the Materially Prejudicial Condition no longer exists or, if earlier, at the end of the 90-day period following the occurrence of such Materially Prejudicial Condition, file the unfiled registration statement, a post-effective amendment to the suspended registration statement and/or an amended or supplemented prospectus thereto, or a new registration statement covering the Registrable Securities that were covered by such unfiled, suspended or withdrawn or terminated registration and maintain the effectiveness thereof for such time as is required under this Agreement.

(b) The Majority Holders may collectively exercise their rights to require a registration under Section 2.1(a) once, provided that the Majority Holders may collectively exercise their rights to require a registration under Section 2.1(a) on an [*] for each time that less than all of the Covered Registrable Securities are included in the registration statement filed by the Company with the SEC pursuant to a request under Section 2.1(a) because of the operation of Section 2.1(g).

(c) Without limiting the last sentence of Section 2.1(a), the Holders shall not have the right to require the filing of a registration statement pursuant to this Section 2.1 while any registration statement that has been filed pursuant to this Section 2.1 has yet to become effective or within [*] following the effectiveness of any registration statement that was filed pursuant to this Section 2.1.

(d) A registration pursuant to this Section 2.1 shall not be deemed to have been effected (and, therefore, rights of a Requesting Holder shall be deemed not to have been exercised for purposes of paragraph (a) above) (i) unless it has become effective, (ii) if after it has become effective such registration (or the use of the prospectus contained in such registration statement) is (A) interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court for any reason other than a misrepresentation or an omission by any Holder or (B) delayed, withdrawn, suspended or terminated and, in each case, as a result thereof, the Registrable Securities requested to be registered cannot be completely distributed in accordance with the plan of distribution set forth in the related registration statement (until such time as the Registrable Securities requested to be registered may be completely distributed in accordance with the plan of distribution set forth in the related registration statement) or (iii) if the conditions to closing specified in any purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied or waived other than because of some act or omission by any Holder.

(e) In the event that any registration pursuant to Section 2.1(a) shall involve, in whole or in part, an underwritten offering, the Holders of a majority of the Registrable Securities to be registered shall select the lead underwriter or underwriters (which selection or selections shall be subject to the approval of the Company, which approval shall not be unreasonably withheld), as well as counsel for the Holders, with respect to such registration.

(f) Upon receipt of a written request from the Initial Requesting Holders pursuant to the first sentence of Section 2.1(a), the Company shall promptly give written notice of such requested registration to all other Holders of Registrable Securities and the intended method or methods of disposition stated in such request. Each other Holder may, by written notice to the Company to be delivered within [*] of the delivery of the Company’s notice, request the inclusion in such registration of any Registrable Securities held by such other Holder. The Company shall promptly after the expiration of such [*] period notify each Requesting Holder of (i) the identity of the other Requesting Holders and (ii) the number of Registrable Securities requested to be included therein by each Requesting Holder. In the event that the Initial Requesting Holders intend to distribute the Registrable Securities covered by their request

*Confidential Treatment Requested

by means of an underwriting, the right of any Holder to include all or any portion of its Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute all of any portion of their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form (for secondary sales by selling stockholders) with the underwriter or underwriters selected pursuant to Section 2.1(e).

(g) The Company shall have the right to cause the registration of additional equity securities for sale for the account of any person or entity that is not a Holder (including the Company and any directors, officers or employees of the Company (such additional equity securities, the “Additional Equity Securities”)) in any registration of Registrable Securities requested by the Requesting Holders; provided that if such registration is to be an underwritten registration and such Requesting Holders are advised in writing (with a copy to the Company) by a nationally recognized investment banking firm selected pursuant to paragraph (e) above that, in such firm’s good faith view, all or a part of the equity securities to be included in such registration (including any Additional Equity Securities) cannot be sold and the inclusion of all or part of the equity securities that would otherwise be included in such registration would be likely to have an adverse effect on the price, timing or distribution of the offering and sale of the equity securities to be included in such registration, then the Company shall exclude from such registration such Additional Equity Securities or part thereof (other than Company Securities that the Company proposes to include in such registration), to the nearest extent possible on a pro rata basis, except to the extent doing so would be inconsistent with the provisions of any agreement under which any of the Additional Equity Securities are entitled to registration rights, in which case the Company shall include in such registration:

(i) first, up to the full number of any Third Party Priority Securities that are requested to be included in such registration which, in the good faith view of such investment banking firm, can be so sold without so adversely affecting such offering in the manner described above, to the nearest extent possible on a pro rata basis;

(ii) second, up to the full number of (A) Registrable Securities held by Holders and (B) any Third Party Parity Securities that are requested to be included in such registration, in excess of the number of any Third Party Priority Securities to be sold in such offering which, in the good faith view of such investment banking firm, can be so sold without so adversely affecting such offering in the manner described above, to the nearest extent possible on a pro rata basis (with the number of Registrable Securities and Third Party Parity Securities that will be so included in such registration being determined on the basis of the number of Registrable Securities that the Holders request be included in such registration and the number of Third Party Parity Securities that are requested to be included in such registration);

(iii) third, up to the full number of Company Securities that the Company proposes to include in such registration, in excess of the number of Third Party Priority Securities, Registrable Securities and Third Party Parity Securities to be sold in such offering which, in the good faith view of such investment banking firm, can be sold without so adversely affecting such offering in the manner described above; and

(iv) fourth, up to the full number of any Other Securities (that are not Third Party Priority Securities, Registrable Securities, Third Party Parity Securities or Company Securities) held by other holders of the Company’s securities entitled to registration rights that are requested to be included in such registration, in excess of the number of Third Party Priority Securities, Registrable Securities, Third Party Parity Securities and Company Securities to be sold in such offering which, in the good faith view of such investment banking firm, can be so sold without so adversely affecting such offering in the manner described above.

In the event that the number of Registrable Securities requested to be included in a registration statement that will not include any Additional Equity Securities by the Requesting Holders exceeds the number which, in the good faith view of such investment banking firm, can be sold without adversely affecting the price, timing, distribution or sale of securities in the offering, the number shall be allocated pro rata among all of the Requesting Holders on the basis of the relative number of Registrable Securities then held by each such Requesting Holder (with any number in excess of a Requesting Holder’s request reallocated among the remaining Requesting Holders in a like manner).

2.2 Expenses. Except as provided herein, the Company shall pay all Registration Expenses with respect to a particular offering. Each Selling Holder shall bear the fees and expenses of its own counsel, except that reasonable fees and expenses of one counsel representing all Selling Holders (selected pursuant to Section 2.1(e) or by the Selling Holders holding a majority of the Registrable Securities included in the relevant registration statement, as applicable), up to an aggregate maximum of [*] for all registrations including Registrable Securities under this Agreement, will constitute Registration Expenses.

2.3 Registration and Qualification. If the Company is required to effect the registration of any Registrable Securities under the 1933 Act as provided in Section 2.1, the Company shall as promptly as practicable, but subject to the other provisions of this Agreement:

(a) prepare, file and use its reasonable efforts to cause to become effective a registration statement under the 1933 Act relating to the Registrable Securities to be offered in accordance with the intended method of disposition thereof;

(b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the 1933 Act with respect to the disposition of all such Registrable Securities until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition set forth in such registration statement; provided that the Company will, at least 3 business days prior to filing a registration statement including Registrable Securities under this Agreement or a related prospectus or any amendment or supplement thereto, furnish to each applicable Selling Holder copies of such registration statement or prospectus (or amendment or supplement) as proposed to be filed;

(c) furnish to the Selling Holders and to any underwriter of such Registrable Securities such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits (other than exhibits

*Confidential Treatment Requested

incorporated by reference therein)), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus), in conformity with the requirements of the 1933 Act, and such documents incorporated by reference in such registration statement or prospectus as the Selling Holders or such underwriter may reasonably request;

(d) after the filing of the registration statement, promptly notify each Selling Holder in writing of the effectiveness thereof and of any stop order issued or, to the knowledge of the Company, threatened by the SEC and use its reasonable efforts to prevent the entry of such stop order or to promptly remove it if entered and promptly notify each Selling Holder of such lifting or withdrawal of such order;

(e) use its reasonable efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the Selling Holders to consummate the disposition of such Registrable Securities;

(f) use its reasonable efforts to register or qualify all Registrable Securities covered by such registration statement under the securities or blue sky laws of such jurisdictions as may be necessary and as the Selling Holders or any underwriter of such Registrable Securities shall request, and use its reasonable efforts to obtain all appropriate registrations, permits and consents in connection therewith, and do any and all other acts and things which may be necessary to enable the Selling Holders or any such underwriter to consummate the disposition in such jurisdictions of the Registrable Securities covered by such registration statement; provided that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any such jurisdiction wherein it is not so qualified or to consent to general service of process in any such jurisdiction or become subject to taxation in any such jurisdiction;

(g) use its reasonable efforts in the event of an underwritten offering to furnish to any underwriter of such Registrable Securities (i) an opinion of counsel for the Company addressed to each underwriter and dated the date of the closing under the underwriting agreement and (ii) a “cold comfort” letter addressed to each underwriter and signed by the independent public accountants who have audited the financial statements of the Company included in such registration statement, in each such case covering substantially the same matters with respect to such registration statement (and the prospectus included therein) as are customarily covered in opinions of issuer’s counsel and in accountants’ letters delivered to underwriters in connection with the consummation of underwritten public offerings of securities;

(h) as promptly as practicable, notify the Selling Holders in writing (i) at any time when a prospectus relating to a registration pursuant to Section 2.1 is required to be delivered under the 1933 Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (ii) of any request by the SEC or any other regulatory body or other body having jurisdiction for any amendment of or supplement to any registration statement or other document relating to such offering, and in either such case, subject to clause (iii) of the second proviso to Section 2.1(a) and the sentence immediately following such clause, at the request of the Selling Holders prepare and furnish to the Selling Holders as promptly as practicable a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading (and the Selling Holders agree to immediately discontinue use of the prospectus included in such registration statement following receipt of such notice until such time as such prospectus shall have been so amended or supplemented or such time as the Company shall have provided the Selling Holders with a subsequent notice to the effect that such prospectus may again be used);

(i) if requested by the lead or managing underwriters or Selling Holders, use its reasonable efforts to list all such Registrable Securities covered by such registration on each securities exchange and automated inter-dealer quotation system on which a class of common equity securities of the Company is then listed; and

(j) furnish for delivery in connection with the closing of any underwritten offering of Registrable Securities pursuant to a registration effected pursuant to Section 2.1 unlegended certificates representing ownership of the Registrable Securities being sold in such denominations as shall be requested by the underwriters.

2.4 Underwriting; Due Diligence.

(a) If requested by the underwriters for any underwritten offering of Registrable Securities pursuant to a registration requested under this Article 2, the Company shall enter into an underwriting agreement with such underwriters for such offering, which agreement will contain such representations and warranties and covenants by the Company and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including indemnification and contribution provisions substantially to the effect and to the extent provided in Section 2.5, and agreements as to the provision of opinions of counsel and accountants’ letters to such underwriters to the effect and to the extent provided in Section 2.3(g). The Selling Holders on whose behalf the Registrable Securities are to be distributed by such underwriters shall be parties to any such underwriting agreement. Such underwriting agreement shall also contain such representations and warranties and covenants by such Selling Holders and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions on the part of selling shareholders, including indemnification and contribution provisions substantially to the effect and to the extent provided in Section 2.5.

(b) In connection with the preparation and filing of each registration statement registering Registrable Securities under the 1933 Act pursuant to this Article 2, upon entering into a confidentiality agreement with the Company that is reasonably satisfactory to the Company, the Company shall give the underwriters, if any, and underwriters’ counsel, and counsel for the Holders as selected pursuant to Section 2.1(e) or by the Selling Holders holding a majority of the Registrable Securities included in the relevant registration statement, as applicable, such reasonable and customary access to its books, records and properties and such opportunities to discuss the business and affairs of the Company with its officers and the independent public accountants who have certified the financial statements of the Company as shall be necessary, in the opinion of such underwriters, such underwriters’ counsel or such counsel for the Holders, to conduct a reasonable investigation within the meaning of the 1933 Act; provided that such underwriters, such underwriters’ counsel and such counsel for the Holders shall use their reasonable best efforts to coordinate any such investigation of the books, records and properties of the Company and any such discussions with the Company’s officers and accountants so that all such investigations occur at the same time and all such discussions occur at the same time.

2.5 Indemnification and Contribution.

(a) The Company agrees to indemnify and hold harmless each Selling Holder and each person, if any, who controls each Selling Holder within the meaning of either Section 15 of the 1933 Act or Section 20 of the Securities Exchange Act of 1934, as amended (the “1934 Act”) from and against any and all losses, claims, damages and liabilities (including, subject to Section 2.5(c), any legal or other costs, fees and expenses reasonably incurred in connection with defending or investigating any such action or claim) insofar as such losses, claims, damages or liabilities are caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement at the time it became effective or any amendment thereof, any preliminary prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) relating to the Registrable Securities, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission which is based upon information relating to a Selling Holder or underwriter which is furnished to the Company in writing by such Selling Holder or underwriter expressly for use therein. The Company also agrees to indemnify any underwriter of the Registrable Securities so offered and each person, if any, who controls such underwriter on substantially the same basis as that of the indemnification by the Company of each Selling Holder provided in this Section 2.5(a).

(b) Each Selling Holder agrees to indemnify and hold harmless the Company, its directors, the officers who sign any registration statement and each person, if any, who controls the Company within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act, from and against any and all losses, claims, damages and liabilities (including, subject to Section 2.5(c), any legal or other costs, fees and expenses reasonably incurred in connection with defending or investigating any such action or claim) insofar as such losses, claims, damages or liabilities are caused by any untrue statement or alleged untrue statement of a material fact contained in such registration statement at the time it became effective or any amendment thereof, any preliminary prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) relating to the Registrable Securities, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information relating to a Selling Holder furnished in writing by or on behalf of such Selling Holder expressly for use in a registration statement, any preliminary prospectus, prospectus or any amendments or supplements thereto. Each Selling Holder also agrees to indemnify any underwriter of the Registrable Securities so offered and each person, if any, who controls such underwriter on substantially the same basis as that of the indemnification by such Selling Holder of the Company provided in this Section 2.5(b). Notwithstanding any other provision of this Section 2.5, no Selling Holder’s obligations to indemnify pursuant to this Section 2.5 shall exceed the amount of net proceeds received by such Selling Holder in connection with any offering of its Registrable Securities. Each Selling Holder’s obligations to indemnify pursuant to this Section are several in the proportion that the net proceeds of the offering received by such Selling Holder bear to the total net proceeds of the offering received by all Selling Holders and not joint.

(c) Each party indemnified under paragraph (a) or (b) above shall, promptly after receipt of notice of a claim or action against such indemnified party in respect of which indemnity may be sought hereunder, notify the indemnifying party in writing of the claim or action and the indemnifying party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such indemnified party, and shall assume the payment of all fees and expenses in connection therewith; provided that the failure of any indemnified party so to notify the indemnifying party shall not relieve the indemnifying party of its obligations hereunder except to the extent that the indemnifying party is materially prejudiced by such failure to notify. In any such action, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the sole expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) in the reasonable judgment of such indemnified party representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them, in which case the reasonable fees and expenses of such counsel shall be at the sole expense of the indemnifying party. It is understood that the indemnifying party shall not, in connection with any claim or action or related proceeding in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for all such indemnified parties. In the case of any such separate firm for the Holders as indemnified parties, such firm shall be designated in writing by the indemnified party that had the largest number of Registrable Securities included in such registration. The indemnifying party shall not be liable for any settlement of any claim or action effected without its written consent. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened claim or action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability arising out of such proceeding.

(d) If the indemnification provided for in this Section 2.5 shall for any reason be unavailable (other than in accordance with its terms) or insufficient (other than in accordance with its terms) to an indemnified party in respect of any loss, liability, cost, claim or damage referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, cost, claim or damage (A) as between the Company and the underwriters, in such proportion as is appropriate to reflect the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations, and (B) as between (x) the Company and the Selling Holders or (y) the Selling Holders and the underwriters, in such proportion as is appropriate to reflect the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company, the Selling Holders and the underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, by a Selling Holder or by the underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by an indemnified party as a result of the loss, cost, claim, damage or liability, or action in respect thereof, referred to above in this paragraph (d) shall be deemed to include, for purposes of this paragraph (d), any legal or other costs, fees and expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim to the extent that those costs, fees and expenses would have been indemnifiable amounts had the indemnification provided for in this Section 2.5 been available and sufficient. The Company and the Selling Holders agree that it would not be just and equitable if contribution pursuant to this Section 2.5 were determined by pro rata allocation (even if the underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this paragraph. Notwithstanding any other provision of this Section 2.5, no Selling Holder shall be required to contribute any amount in excess of the amount by which the net proceeds of the offering received by such Selling Holder exceed the amount of any damages which such Selling Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. Each Selling Holder’s obligations to contribute pursuant to this Section are several in the proportion that the net proceeds of the offering received by such Selling Holder bear to the total net proceeds of the offering received by all the Selling Holders and not joint. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(e) Indemnification and contribution similar to that specified in the preceding paragraphs of this Section 2.5 (with appropriate modifications) shall be given by the Company, the Selling Holders and the underwriters with respect to any required registration or other qualification of securities under any state law or regulation or governmental authority.

(f) The obligations of the parties under this Section 2.5 shall be in addition to any liability which any party may otherwise have to any other party.

2.6 Rule 144. The Company shall use its reasonable efforts to ensure that the conditions to the availability of Rule 144 set forth in paragraph (c) thereof shall at all times be satisfied. Upon the request of any Holder, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

2.7 Transfers; Rights of Transferee of Registrable Securities; Legends. Each Holder agrees not to make any transfer of all or any portion of the Registrable Securities unless and until (a) there is then in effect a registration statement under the 1933 Act covering such proposed transfer and such transfer is made in accordance with such registration statement, (b) such transfer is made in accordance with Rule 144 under the 1933 Act or (c) (i) the transferee (the “Transferee”) has agreed in writing to be bound by these transfer restrictions, (ii) such Holder shall have notified the Company of the proposed transfer and shall have furnished the Company with a reasonably detailed statement of the circumstances surrounding the proposed transfer and (iii) if reasonably requested by the Company and the Transferee is not an Affiliate of the Holder, such Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such transfer does not require registration of the Registrable Securities under the 1933 Act. Subject to compliance with clause (c) of the immediately preceding sentence, the Transferee of Registrable Securities will be deemed a Holder hereunder as soon as the Company receives (i) written notice stating the name and address of the Transferee and identifying the number of Registrable Securities transferred and (ii) a written agreement, in form and substance acceptable to the Company, from such Transferee to the Company whereby such Transferee agrees to be bound by the terms of this Agreement. Certificates representing Registrable Securities shall bear a legend referring to this Agreement and the transfer restrictions contained herein.

2.8 “Market Stand-Off” Agreement. Each Holder hereby agrees that such Holder shall not sell, transfer, make any short sale of, grant any option for the purchase, or enter into any hedging or similar transaction with the same economic effect as a sale, of any Common Stock or securities convertible into or exercisable for Common Stock held by such Holder (other than the sale pursuant to the registration statement of those securities included in the registration) for [*] (or such lesser period as the lead or managing underwriters may permit) after the effective date of a registration statement for an underwritten public offering of any of the Company’s Other Securities (or the commencement of the offering to the public of any of the Company’s Other Securities in the case of a Rule 415 Offering). Each Holder agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto.

2.9 Inconsistent Agreements. The Company shall not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement.

ARTICLE 3

MISCELLANEOUS

3.1 Remedies. Any person or entity having rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and

*Confidential Treatment Requested

for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

3.2 Consents to Amendments. The provisions of this Agreement may be amended, modified or waived only upon the prior written consent of the Company and holders of at least a majority of the Registrable Securities held by all Holders. No course of dealing between the Company and any Holder or any delay by the Company or such Holder in exercising any rights hereunder shall operate as a waiver of any rights of the Company or such Holder.

3.3 Successors and Assigns. All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and permitted assigns of the parties hereto whether so expressed or not; provided, that the Company may not assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of the Holders of at least a majority of the Registrable Securities held by all Holders.

3.4 Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

3.5 Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

3.6 Descriptive Headings; Interpretation. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement. The use of the words “include” or “including” in this Agreement shall be by way of example rather than by limitation. Reference to any agreement, document or instrument means such agreement, document or instrument as amended or otherwise modified from time to time in accordance with its terms.

3.7 Governing Law. This Agreement shall be governed by and construed in accordance with the law of the State of California, without regard to the conflicts of law rules of such state.

3.8 [*]

3.9 Addresses and Notices. All notices, requests or other communications to any party hereunder shall be in writing (including facsimile transmission) and shall be given,

*Confidential Treatment Requested

if to the Company, to:

Diversa Corporation

4955 Directors Place

San Diego, California 92121

Attention: Karin Eastham

Fax: 858-526-5605

with a copy to:

Cooley Godward LLP

4401 Eastgate Mall

San Diego, California 92121

Attention: L. Kay Chandler, Esq.

Fax: 858-550-6420

if to GGL, to:

SmithKline Beecham Corporation/Glaxo Group Limited

c/o GlaxoSmithKline plc

980 Great West Road

Brentford

Middlesex TW8 9GS

England

Attention: Ankush Nandra

Fax: 011 44 20 8047 7898

with a copy to:

GlaxoSmithKline

One Franklin Plaza (FP2355)

200 N. 16th Street

Philadelphia, PA 19102

Attention: General Counsel

Fax: 215-751-5349

and if to any other Holder, to the address or facsimile set forth on the books of the Company or any other address or facsimile number as a party may hereafter specify for such purpose to the Company. Notwithstanding the foregoing, no Holder or its counsel shall be entitled to notice if such Holder holds less than 1% in the aggregate of the Registrable Securities held by all Holders.

All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5 p.m. in the place of receipt and such day is a business day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding business day in the place of receipt.

3.10 Business Days. If any time period for giving notice or taking action hereunder expires on a day which is a Saturday, Sunday or legal holiday in the state in which the Company’s chief executive office is located, the time period shall automatically be extended to the business day immediately following such Saturday, Sunday or legal holiday.

3.11 Securities Matters. GGL hereby represents and warrants to the Company as of the date of this Agreement, and acknowledges that the Company is relying on such representations and warranties in connection with the Company’s entering into the transactions contemplated by the Asset Purchase Agreement (the “Transactions”), that:

(a) GGL acknowledges that the Shares have not been registered under the 1933 Act, on the grounds that the issuance thereof to GGL in connection with the Transactions is exempt from registration pursuant to Section 4(2) of the 1933 Act, and that the reliance of the Company on such exemption is predicated in part on the acknowledgements, representations and warranties set forth in this Section 3.11.

(b) The Shares will be acquired by GGL for investment for its own account and not with a view to, or for sale in connection with, any distribution thereof within the meaning of the 1933 Act.

(c) GGL: (i) acknowledges that the Shares to be issued to GGL may not be transferred, unless such Shares are subsequently registered under the 1933 Act or an exemption from registration is available, and (ii) is aware that the Company is not obligated to register any sale, transfer or other disposition of the Shares except as contemplated by this Agreement.

(d) GGL (either alone or together with its advisors) has sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of its investment in the Shares and has the capacity to protect its own interests, and is capable of bearing the economic risks of such investment. GGL is an “accredited investor” as such term is defined in Rule 501(a) as promulgated under the 1933 Act.

(e) GGL acknowledges that the certificate representing the Shares will contain restrictive legends noting the restrictions on transfer described in this Section 3.11 and under federal and applicable state laws, and that appropriate “stop-transfer” instructions will be given to the Company’s stock transfer agent, provided always the same are consistent with the provisions of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

GLAXO GROUP LIMITED

By:

Name:	Victoria Llewellyn

Title:	Assistant Company Secretary

DIVERSA CORPORATION

By:

Name:	Karin Eastham

Title:	Sr. V.P., Finance & Chief Financial Officer

:

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Exhibit 4
Other Materials

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*Confidential Treatment Requested

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Exhibit 5

IRREVOCABLE BILL OF SALE

          This is an Irrevocable Bill of Sale from GLAXO WELLCOME, S.A., a corporation organized under the laws of Spain, whose registered office is Poligono Industrial Allendeduero, Avenida de Estrmadura, 3, Aranda de Duero, Burgos, Spain (“GSK”) to DIVERSA CORPORATION, a corporation organized under the laws of Delaware with its principal offices at 4955 Directors Place, San Diego, California 92121 (“DIVERSA”) pursuant to a certain Asset Sale Agreement dated as of July 18, 2003 by and among GSK and DIVERSA (the “Agreement”).

          For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, GSK hereby sells, assigns, transfers, conveys, delivers and contributes to DIVERSA, its successors and assigns, to have and to hold forever, all of its right, title and interest in and to the Purchased Assets (as defined in the Agreement), subject to the applicable provisions of the Agreement.

          From and after the Closing Date (as defined in the Agreement) upon request of DIVERSA, GSK shall, at DIVERSA’s expense, duly execute, acknowledge and deliver all such further acts, deeds, assignments, transfers, conveyances, powers of attorney and assurances as may be required to convey to and vest the Purchased Assets in DIVERSA or its permitted assignees and as may be appropriate to protect DIVERSA’s rights, title and interest in and enjoyment of all the Purchased Assets and as may be appropriate otherwise to carry out the transactions contemplated by the Agreement and this Irrevocable Bill of Sale.

          IN WITNESS WHEREOF, and intending to be legally bound, the undersigned has duly executed and delivered this Irrevocable Bill of Sale as of this July 18, 2003.

GLAXO WELLCOME, S.A.

By:	/s/ ELOÍNA DEL VALLE

Name:	Eloína del Valle

Title:	Site Director

DIVERSA CORPORATION

By:	/s/ JAY M. SHORT, PH.D.

Name:	Jay M. Short, Ph.D.

Title:	President and Chief Executive Officer

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Exhibit 6

ASSIGNMENT OF PATENT RIGHTS

         GLAXO WELLCOME, S.A., a corporation organized under the laws of Spain, whose registered office is Poligono Industrial Allendeduero, Avenida de Estrmadura, 3, Aranda de Duero, Burgos, Spain (“Assignor”), hereby assigns certain patent rights to DIVERSA CORPORATION., a Delaware corporation (“Assignee”) .

         WHEREAS, Assignor is the sole owner of the patents and applications set forth on Exhibit A hereto (the “Patents”); and

         WHEREAS, Assignor has agreed with Assignee for the transfer to it of Assignor’s whole right, title and interest in and to such Patents and inventions claimed therein.

NOW THIS ASSIGNMENT WITNESSETH that, for the consideration provided for in, and pursuant to that certain Asset Sale Agreement between the Assignor and the Assignee dated July 18, 2003, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor, as beneficial owner, hereby assigns and transfers to Assignee Assignor’s whole right, title and interest in and to Patents, said inventions and any and all other patents in the United States of America and worldwide which may be granted therefor and thereon, and in and to any and all reissues, supplemental protection certificates, registrations, confirmations, reexaminations or renewals, or extensions (whether arising from patent or regulatory law), of the Patents or of such other patents and applications, U.S. and foreign, including any provisional, continuation, divisional, continuation-in-part or division thereof, or any substitute or further application therefore, and all foreign equivalents thereof, and the full exclusive benefits thereof, and all rights, privileges and advantages appertaining thereto, including any and all rights to damages, profits or recoveries of any nature for past infringement of the Patents, and the payment of any and all maintenance fees, taxes, and the like, and including, without limitation, the rights to file foreign applications directly in the name of the Assignee and to claim for any such foreign applications any priority rights to which such applications are entitled under international conventions, treaties, or otherwise, to hold the same unto and to the use of Assignee, its successors and assigns absolutely during the residue of the respective terms for which the Patents and such other patents were granted and during any such terms.

                  Assignor authorizes and requests the Commissioner for Patents of the United States and the various counterparts thereof throughout the world to issue and/or grant any Letters Patent granted for each of the Patents to Assignee, its successors and assigns, as the assignee of the entire interest in such Patents.

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         Assignor hereby covenants that Assignor has not executed and will not execute any agreements inconsistent with this Assignment of Patent Rights.

         Executed at Aranda de Duero, Burgos (Spain) this 18th day of July, 2003.

Assignor: GLAXO WELLCOME, S.A.

Signature:	/s/ ELOÍNA DEL VALLE

Printed Name:	Eloína del Valle

Title:	Site Director

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Exhibit A

ASSIGNMENT OF PATENT RIGHTS

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Exhibit 1
Assigned Program Patents

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*Confidential Treatment Requested

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Exhibit 1
Assigned Program Patents Continued

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*Confidential Treatment Requested

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Exhibit 1
Assigned Program Patents Continued

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*Confidential Treatment Requested

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Exhibit 1
Assigned Program Patents Continued

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*Confidential Treatment Requested

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Exhibit 1
Assigned Program Patents Continued

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*Confidential Treatment Requested

EXECUTION COPY

Exhibit 1
Assigned Program Patents Continued

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*Confidential Treatment Requested

Exhibit 7
Representatives for Knowledge

Name:                                                          Title:

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*Confidential Treatment Requested